UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Inland Western Retail Real Estate Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS 60523
TELEPHONE: (630) 218-8000

PRELIMINARY COPY

August 10, 2006

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2006 Annual Meeting of Stockholders of Inland Western Retail Real Estate Trust, Inc. The meeting will be held on Tuesday, October 10, 2006 at 9:00 a.m., Central Daylight Savings Time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523. I hope you will attend.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement contain a description of the formal business to be acted upon by the stockholders. At this year’s meeting, you will be entitled to vote on the election of seven directors, the amendment and restatement of our charter and the ratification of KPMG LLP’s appointment as our independent registered public accounting firm for 2006. I encourage you to read the materials carefully. Our directors and officers, as well as representatives of KPMG LLP, will be available at the meeting to answer any questions you may have.

It is important that your shares be represented at the meeting regardless of the size of your holdings. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the enclosed proxy card and returning it promptly in the envelope provided. You may also authorize a proxy via the Internet or via touch-tone telephone. Please follow the directions that we provide in the Proxy Statement. Submitting your proxy or authorizing a proxy via the Internet or via touch-tone telephone will ensure that your shares will be represented at the meeting and voted in accordance with your wishes. If you attend the meeting, you may, if you wish, withdraw any proxy previously given and vote your shares in person.

Thank you for your continued support of and interest in our REIT. I and everyone at Inland Western Retail Real Estate Trust, Inc. wish you good health, happiness and prosperity.

Sincerely,

Robert D. Parks
Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DATE: October 10, 2006
TIME:   9:00 a.m.
PLACE:  2901 Butterfield Road
Oak Brook, Illinois 60523

PRELIMINARY COPY

To Our Stockholders:

The purposes of the annual meeting are:

•       To elect seven directors to hold office until our next annual meeting of stockholders and until their successors are elected and qualify;

•       To consider the amendment and restatement of our charter;

•       To consider the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2006 fiscal year; and

•       To transact any other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on July 31, 2006 as the record date for determining stockholders of record entitled to notice of and to vote at the meeting.

A Proxy Statement and proxy card accompany this notice. We have previously provided you with a copy of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2005.

We hope to have the maximum number of stockholders present in person or by proxy at the meeting. To assure your representation at the meeting, please submit your proxy by completing, signing, dating and mailing the enclosed proxy card. You may also authorize a proxy to vote your shares electronically via the internet or by touch tone telephone by following the procedures described in the attached Proxy Statement. YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY WILL BE VERY MUCH APPRECIATED. For specific instructions, please refer to the instructions on the proxy card.

You may use the enclosed envelope which requires no further postage if mailed in the United States to return your proxy. If you attend the meeting, you may revoke your proxy and vote in person, if you desire.

By order of the Board of Directors,

Gary E. Pechter
Secretary

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
2901 BUTTERFIELD ROAD
OAK BROOK, ILLINOIS 60523

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 10, 2006

INTRODUCTION

Our Board of Directors (which is sometimes referred to as the “Board”) is furnishing you this Proxy Statement to solicit proxies on its behalf to be voted at our 2006 Annual Meeting of Stockholders to be held on Tuesday, October 10, 2006, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. We encourage your participation in the voting at the meeting and solicit your support on each proposal to be presented.  This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about August 10, 2006.

Unless the context otherwise requires, all references to “our,” “we” and “us” in this Proxy Statement relate to Inland Western Retail Real Estate Trust, Inc. (“IWRRETI” or the “Company”) and those entities owned or controlled directly or indirectly by IWRRETI.  The mailing address of our principal executive offices is 2901 Butterfield Road, Oak Brook, Illinois 60523.

RECORD DATE AND OUTSTANDING SHARES – The close of business on July 31, 2006 is the record date fixed by our Board of Directors for determining the holders of record of Common Stock, $.001 par value per share, of the Company entitled to notice of and to vote at the Annual Meeting. Each of the outstanding shares of Common Stock, as of the record date, is entitled to one vote on all matters to be voted upon at the meeting. On the record date, there were            shares of Common Stock issued and outstanding, our only outstanding voting securities.

VOTING OF PROXIES - Votes cast by proxy or in person at the meeting will be tabulated by an inspector of election appointed for the meeting. Each executed and returned proxy will be voted in accordance with the directions indicated on it. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted by giving written notice of the revocation to our Secretary, by delivering a later dated, properly executed proxy (which automatically revokes the earlier proxy), or by voting in person at the meeting.

AUTHORIZING PROXIES ELECTRONICALLY VIA THE INTERNET – Stockholders may authorize a proxy to vote their shares via the Internet at the www.proxyvoting.com/INWEST Web site until 11:59 p.m., Eastern Daylight Savings Time, October 9, 2006. The Internet proxy authorization procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy to vote their shares and confirm that their instructions have been properly recorded.

Please refer to the proxy card enclosed for voting instructions. If you choose not to authorize a proxy over the Internet or via touch-tone telephone, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

VOTING VIA TOUCH-TONE TELEPHONE – Stockholders may authorize a proxy to vote their shares via touch-tone telephone by dialing 1-800-868-5614 until 11:59 p.m., Eastern Daylight Savings Time, October 9, 2006. The touch-tone telephone proxy authorization procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy to vote their shares and confirm that their instructions have been properly recorded.

Please refer to the proxy card enclosed for voting instructions. If you choose not to authorize a proxy by touch-tone telephone or over the Internet, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

QUORUM; ABSTENTIONS AND BROKER NON-VOTES – Presence in person or by proxy at the meeting of holders of a majority of our issued and outstanding shares constitutes a quorum. Abstentions and broker non-votes will count toward the presence of a quorum. A “broker non-vote” occurs when a nominee (such as a custodian or bank) holding shares for a beneficial owner returns a signed proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

ELECTION OF DIRECTORS

ITEM NO. 1: TO ELECT SEVEN INDIVIDUALS TO SERVE AS DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

The election of members of the Board is conducted on an annual basis. Each individual elected to the Board serves until the next annual meeting of stockholders and until his or her successor is elected and qualifies. Accordingly, the term of office of each of our current directors will expire at the 2006 Annual Meeting of Stockholders and upon the election and qualification of his or her successor. At that meeting each current director will be nominated to stand for reelection as a director to hold office until our Annual Meeting of Stockholders to be held in 2007 and until his or her successor is elected and qualifies. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, should any nominee be unable or unwilling to accept the office of director, and if the Board shall designate a substitute nominee, the persons named as proxies will vote for the election of the substitute nominee designated by the Board, and if none, for such other persons as they shall determine. Five of our current directors have been directors since our inception on March 5, 2003 and two of our current directors have been directors since July 1, 2003. Information regarding the business experience of each nominee is provided below based upon information furnished to us by the individuals named.

NOMINEES FOR ELECTION AS DIRECTORS - The following sets forth information with regard to the nominees for election to our Board as Directors, with ages set forth as of January 1, 2006.

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE

FRANK A. CATALANO, JR. Director since 2003 Age 44

Mr. Catalano has been one of our directors since our inception on March 5, 2003. He has served as president of Catalano & Associates since 1999. Catalano & Associates is a real estate company that includes brokerage, property management and rehabilitation and leasing of office buildings. Mr. Catalano’s experience also includes mortgage banking. Since 2002, he has been a vice president of First Home Mortgage Company. Prior to that, Mr. Catalano was a regional manager at Flagstar Bank. He also was president and chief executive officer of CCS Mortgage, Inc. from 1995 through 2000, when Flagstar Bank acquired it.

Mr. Catalano is a member of the Elmhurst, IL Chamber of Commerce and was past chairman of the board, he is also a member of the Elmhurst Jaycees, Elmhurst Hospital Board of Governors, Elmhurst Kiwanis and is currently the President of Elmhurst Historical Museum Commission. Mr. Catalano holds a mortgage broker’s license.

KENNETH H. BEARD Director since 2003 Age 66

Mr. Beard has been one of our directors since our inception on March 5, 2003. He is president and chief executive officer of Midwest Mechanical Group, a mechanical construction and services company. From 1999-2002 he was president and chief executive officer of Exelon Services, a subsidiary of Exelon Corporation, where he had responsibility for financial performance including being accountable for creating business strategy, growing the business through acquisition, integrating acquired companies and developing infrastructure for the combined acquired businesses. Prior to that position, from 1974 to 1999, Mr. Beard was the founder, president and chief executive officer of Midwest Mechanical, Inc., a heating, ventilation and air conditioning company providing innovative and cost effective construction

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE

services and solutions for commercial, industrial, and institutional facilities. From 1964 to 1974, Mr. Beard was employed by The Trane Company, a manufacturer of heating, ventilating and air conditioning equipment having positions in sales, sales management and general management.

Mr. Beard holds an MBA and BSCE from the University of Kentucky and is a licensed mechanical engineer. He is on the board of directors of the Wellness House in Hinsdale, Illinois, a cancer support organization, and serves on the Dean’s Advisory Council of the University of Kentucky, School of Engineering. Mr. Beard is a past member of the Oak Brook, Illinois Plan Commission (1981-1991) and a past board member of Harris Bank, Hinsdale (1985-2004).

PAUL R. GAUVREAU Director since 2003 Age 66

Mr. Gauvreau has been one of our directors since our inception on March 5, 2003. He is the retired chief financial officer, financial vice president and treasurer of Pittway Corporation, a New York Stock exchange listed manufacturer and distributor of professional burglar and fire alarm systems and equipment from 1966 until its sale to Honeywell, Inc. in 2001. He was president of Pittway’s non-operating real estate and leasing subsidiaries through 2001. He was a financial consultant to Honeywell, Inc.; Genesis Cable, L.L.C.; and ADUSA, Inc. He was a director and audit committee member of Cylink Corporation, a Nasdaq Stock Market listed manufacturer of voice and data security products, from 1998 until its merger with Safenet, Inc. in February 2003.

Mr. Gauvreau holds an MBA from the University of Chicago and a BSC from Loyola University of Chicago. He is on the Board of Trustees and Chairman of the Finance Committee of Benedictine University, Lisle, Illinois; and a member of the board of directors and vice president of the Children’s Brittle Bone Foundation, Pleasant Prairie, Wisconsin.

GERALD M. GORSKI Director since 2003 Age 63

Mr. Gorski has been one of our directors since July 1, 2003. He is a partner in the law firm of Gorski and Good, Wheaton, Illinois. Mr. Gorski’s practice is limited to governmental law. His firm represents numerous units of local government in Illinois and Mr. Gorski has served as a Special Assistant State’s Attorney and Special Assistant Attorney General in Illinois. He received a Bachelor of Arts degree from North Central College with majors in Political Science and Economics and a Juris Doctor degree from DePaul University Law School where he was placed on the Dean’s Honor List. Mr. Gorski serves as the Vice-Chairman of the Board of Commissioners for the DuPage Airport Authority. He also serves as the Chairman of the DuPage National Technology Park Board of Directors. He has written numerous articles on various legal issues facing Illinois municipalities; has been a speaker at a number of municipal law conferences and is a member of the Illinois Bar Association, the Institute for Local Government Law and the International Municipal Lawyers Association.

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE

BARBARA A. MURPHY Director since 2003 Age 68

Ms. Murphy has been one of our directors since July 1, 2003. She is the Chairwoman of the DuPage Republican Party. Ms. Murphy is also a member of the Illinois Motor Vehicle Review Board and a member of the Matrimonial Fee Arbitration Board. Ms. Murphy is a Milton Township Trustee and a committeeman for Milton Township Republican Central Committee. Ms. Murphy previously served as State Central Committeewoman for the Sixth Congressional District and has also served on the DuPage Civic Center Authority Board, the DuPage County Domestic Violence Task Force, and the Illinois Toll Highway Advisory Committee. Ms. Murphy is a founding member of the Family Shelter Service Board. As an active volunteer for Central DuPage Hospital, she acted as the “surgery hostess” (cared for families while a family member was undergoing surgery). Ms. Murphy was a department manager and buyer for J.W. Robinson’s and Bloomingdale’s and the co-owner of Daffy Down Dilly Gift Shop.

ROBERT D. PARKS Chairman and Director since our formation in 2003 Age 62

Mr. Parks has been our Chairman and a director since our inception on March 5, 2003, and was our chief executive officer from our inception until June 7, 2005. He is a director of The Inland Group Inc. (“Inland”) and one of its four original principals; chairman of our Sponsor, a director of our Managing Dealer and a director of Inland Investment Advisors, Inc. Mr. Parks is chairman, chief executive officer and an affiliated director of Inland American Real Estate Trust, Inc. and president, chief executive officer and a director of Inland Real Estate Corporation. He is an affiliated director of Inland Real Estate Exchange Corporation.

Mr. Parks is responsible for the ongoing administration of existing investment programs, corporate budgeting and administration for our Sponsor. He oversees and coordinates the marketing of all investments and investor relations.

Prior to joining Inland, Mr. Parks taught in Chicago’s public schools. He received his B.A. Degree from Northeastern Illinois University and his M.A. Degree from the University of Chicago. He is a registered Direct Participation Program Limited Principal with the National Association of Securities Dealers. He is a member of the Real Estate Investment Association, the Financial Planning Association, the Foundation for Financial Planning, as well as a member of the National Association of Real Estate Investment Trusts (NAREIT).

BRENDA G. GUJRAL Chief Executive Officer since 2005 and Director since our formation in 2003 Age 63

Mrs. Gujral has been a director since our inception on March 5, 2003, and became our chief executive officer effective June 7, 2005. She is president, chief operating officer and a director of our Sponsor and president, chief operating officer and a director of our Managing Dealer-a member firm of the National Association of Securities Dealers. Mrs. Gujral is also a director of Inland Investment Advisors, Inc., a director of Inland Retail Real Estate Trust, Inc., Chairman of the Board of Inland Real Estate Exchange Corporation, and a director and president of Inland American Real Estate Trust, Inc.

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE

Mrs. Gujral has overall responsibility for the operations of our Sponsor, including the distribution of checks to over 50,000 investors, the review of periodic communications to those investors, the filing of quarterly and annual reports for Inland’s publicly registered investment programs with the Securities and Exchange Commission, compliance with other Securities and Exchange Commission and National Association of Securities Dealers securities regulations for both our Sponsor and our Managing Dealer, review of asset management activities and marketing and communications with the independent broker-dealer firms selling Inland’s current and prior programs. She works with internal and outside legal counsel in structuring our Sponsor’s investment programs and in connection with the preparation of its offering documents and registering the related securities with the Securities and Exchange Commission and state securities commissions.

Mrs. Gujral has been with the Inland organization for 22 years, becoming an officer in 1982. Prior to joining the Inland organization, she worked for the Land Use Planning Commission establishing an office in Portland, Oregon to implement land use legislation for that state. She is a graduate of California State University. She holds Series 7, 22, 39 and 63 licenses from the National Association of Securities Dealers. Mrs. Gujral is a member of The National Association of Real Estate Investment Trusts, the Financial Planning Association, the Foundation for Financial Planning and the National Association for Female Executives.

THE BOARD’S RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

FOR

FRANK A. CATALANO, JR.,
KENNETH H. BEARD,
PAUL R. GAUVREAU,
GERALD M. GORSKI,
BARBARA A. MURPHY,
ROBERT D. PARKS, AND
BRENDA G. GUJRAL

ITS NOMINEES FOR ELECTION AS DIRECTORS

TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS

AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFY.

VOTE REQUIRED

The vote of a majority of the outstanding shares of stock of the Company entitled to vote at a meeting at which a quorum is present is necessary for the election of a director. There are no cumulative voting rights in the election of directors. For purposes of the election of directors, abstentions will not be counted as votes cast and will have the effect of a vote against the proposal although, as mentioned, they will count toward the presence of a quorum.

BOARD MEETINGS IN 2005 – Our Board met 22 times during 2005. Each director attended more than 75% of the total number of meetings of the Board and the Committee on which he served. We do not have a policy with regard to Board members’ attendance at annual stockholder meetings. However, each director attended the 2005 Annual Meeting.

COMMITTEES OF THE BOARD OF DIRECTORS – Our bylaws provide that our Board may establish such committees as the Board believes appropriate. The Board will appoint the members of the committee in the Board’s discretion. Our bylaws require that a majority of the members of each committee of our Board is to be comprised of independent directors.

Our Board has established an Audit Committee that was, until July 19, 2006, comprised of Messrs. Catalano, Beard and Gauvreau.  Mr. Gauvreau serves as the chair of the Audit Committee and qualifies as our “financial expert” under the rules of the Securities and Exchange Commission.  Although the Company is not listed on the New York Stock Exchange, each of these three directors would satisfy the definition of “independent” under the New York Stock Exchange’s listing standards and under the Sarbanes-Oxley Act.  The Board has adopted a written charter for the Audit Committee which was included as an exhibit to our proxy statement for the 2004 Annual Meeting.  As of July 19, 2006, Mr. Catalano resigned from the Audit Committee.

The Audit Committee is responsible for the engagement of our independent registered public accounting firm, reviewing the plans and results of the audit engagement with our independent registered public accounting firm, approving services performed by and the independence of our independent registered public accounting firm, considering the range of audit and non-audit fees, and consulting with our independent registered public accounting firm regarding the adequacy of our internal accounting controls. This committee met ten times during 2005.

Our Board may establish an executive committee consisting of three directors. The executive committee would likely exercise all powers of the Board in the management of the business and affairs of our company, except for those which require actions by all of the directors under our charter or bylaws or under applicable law.

Our Board may establish a management disclosure committee to assist in reviewing our disclosures, controls and procedures. The committee may include our directors and directors and officers of our Business Manager/Advisor.

Our Board may establish an executive compensation committee consisting of three directors, to establish compensation policies and programs for our executive officers. If established, the executive compensation committee would exercise all powers of our Board in connection with establishing and implementing compensation matters, including incentive compensation and benefit plans.

Our Board may establish such other committees as it deems necessary and appropriate.  Although we do not have a standing nominating committee or compensation committee of the Board of Directors, the Board of Directors itself serves in those capacities.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There is no compensation committee. The Board of Directors has been responsible for all compensation decisions. As we have no employees, there are no compensation decisions to be made by the Board of Directors.

NOMINATING COMMITTEE

Our Board of Directors does not currently have a nominating committee. Rather, each member of our Board of Directors participates in the process of identifying and considering individuals for Board membership. Our Board of Directors believes its current process is effective since the current members of the Board of Directors are seasoned executives from a variety of backgrounds. If the Company were a listed company, each member of our Board of Directors would satisfy the independence requirements under the New York Stock Exchange’s listing standards and the Sarbanes-Oxley Act, other than Mr. Parks and Mrs. Gujral.  The Board of Directors will consider for recommendation to the Board nominations made by stockholders that comply with the procedures described below under the caption “Advance Notice Procedures for Making Director Nominations and Stockholder Proposals.”

Once one of our members of our Board of Directors has identified a possible nominee (whether through a recommendation from a stockholder or otherwise), the Board of Directors make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Board of Directors when the candidate is recommended, the Board’s own knowledge of the prospective candidate and information, if any, obtained by the Board’s inquiries. The preliminary determination is based primarily on the need for additional Board members to fill vacancies, expand the size of the Board of Directors or obtain representation in market areas without Board representation and the likelihood that the candidate can satisfy the evaluation factors described below. If the members of the Board of Directors determine that additional consideration is warranted, the Board may gather additional information about the candidate’s background and experience. The members of the Board of Directors then evaluate the prospective nominee against the following standards and qualifications:

•              Achievement, experience and independence;

•              Wisdom, integrity and judgment;

•              Understanding of the business environment; and

•              Willingness to devote adequate time to Board duties.

The members of the Board of Directors also consider such other relevant factors as they deem appropriate, including the current composition of the Board, the need for audit committee or other expertise and the evaluations of other candidates. In connection with this evaluation, the members of the Board of Directors determine whether to interview the candidate. If the members of the Board of Directors decide that an interview is warranted, one or more of those members, and others as appropriate, interview the candidate in person or by telephone. After completing this evaluation and interview, the full Board of Directors would nominate such candidates for election.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors. Although the Company is not listed on the New York Stock Exchange, each of these three directors would satisfy the definition of “independent” under the New York Stock Exchange’s listing standards and under the Sarbanes-Oxley Act.  As of July 19, 2006, Mr. Catalano resigned from the Audit Committee.  The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter was attached as an exhibit to our proxy statement for our 2004 Annual Meeting.

Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and an audit of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2005, in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2005 financial statements and management’s assessment of the effectiveness of internal control over financial reporting. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures and the letters from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors of Inland Western Retail Real Estate Trust, Inc.:

Frank A. Catalano, Jr.*

Kenneth H. Beard

Paul R. Gauvreau

*              As of July 19, 2006, Mr. Catalano resigned from the Audit Committee.

STOCKHOLDER COMMUNICATIONS

We have not adopted a formal process for stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders are free to contact any director or executive officer directly by writing in care of IWRRETI, or by writing to Ms. Roberta S. Matlin, Vice President of the Company, at 2901 Butterfield Road, Oak Brook, IL 60523, or by sending an email to Ms. Matlin at matlin@inlandgroup.com. Stockholders can contact the Audit Committee directly by sending a letter to Mr. Paul Gauvreau, in care of the Company at 2901 Butterfield Road, Oak Brook, IL 60523.

We believe our responsiveness to stockholder communications to the Board of Directors has been excellent. Nevertheless, during the upcoming year the Board of Directors will give full consideration to the adoption of a formal process for stockholder communications with the Board of Directors and, if adopted, publish it promptly and post it to our website.

COMPLIANCE AND GOVERNANCE

On October 12, 2004, our Board of Directors unanimously adopted a Code of Business Conduct and Ethics, Nonretaliation Policy, and Complaint Procedures for Accounting and Auditing Matters.

OUR EXECUTIVE OFFICERS

OUR AFFILIATION WITH THE INLAND GROUP OF COMPANIES

The Inland Real Estate Group of Companies, Inc., or Inland, together with its subsidiaries and its and their affiliates (collectively, the “Inland Affiliated Companies”), is a fully integrated real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction, finance and other related services. We operate under the direction of our Board of Directors. Our Board of Directors is responsible for our business and management, and sets our policies and strategies. IREIC, a subsidiary of Inland and one of the Inland Affiliated Companies, is our Sponsor and organizer. Our Business Manager/Advisor is a wholly-owned subsidiary of IREIC and is responsible for the day-to-day management of our affairs and the implementation of the policies of our Board of Directors. Inland Securities Corporation, another of the Inland Affiliated Companies, was the Managing Dealer of our initial and subsequent public offering. Inland Securities was formed in 1984 and is qualified to do business as a securities broker-dealer throughout the United States and is registered in Puerto Rico, Guam, and as of 2005 as a foreign broker-dealer in Ontario. Since its formation, Inland Securities has provided the marketing function for distribution of the investment products sponsored by IREIC. Inland Securities does not render such services to anyone other than the Inland Affiliated Companies. Inland US Management LLC, Inland Southwest Management LLC and Inland Pacific Property Services LLC (the “Property Managers”), which are owned principally by individuals who are affiliates of Inland, are responsible for collecting rent, leasing and maintaining the individual properties we own. Inland Real Estate Acquisitions, Inc., one of the Inland Affiliated Companies, has extensive experience in acquiring real estate for investment and is responsible for acquiring properties. Inland Risk and Insurance Management Services, Inc., another of the Inland Affiliated Companies, is responsible for providing insurance coverage on our properties. Inland Mortgage Corporation, Inland Mortgage Servicing Corporation and Inland Mortgage Investment Corporation, each Inland Affiliated Companies, are responsible for the placing, negotiating and servicing of our mortgages. Our senior management includes executives of the mentioned Inland Affiliated Companies. In addition, we have agreements with our Business Manager/Advisor and the Property Managers to pay certain compensation to them and other Inland Affiliated Companies for services provided to us. See “Certain Relationships and Related Transactions” below.

BIOGRAPHIES OF OUR EXECUTIVE OFFICERS

Our executive officers are appointed by, and serve at the discretion of, the Board. They will continue to serve in their respective offices until they resign or their successors are elected and qualify. There is no family relationship between any of our executive officers and any of our directors. None of our executive officers has a written employment or severance agreement with us. The following sets forth information regarding our executive officers, with ages set forth as of January 1, 2006:

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE
ROBERT D. PARKS Chairman and an Affiliated Director since our formation in 2003 Age 62	The biography of Mr. Parks is included above under “Election of Directors – Nominees for Election as Directors.”

ROBERTA S. MATLIN Vice President – Administration since our formation in 2003 Age 61

Ms. Matlin has been our vice president of administration since our formation in 2003. Ms. Matlin joined our Sponsor in 1984 as director of investor administration and currently serves as senior vice president of our Sponsor, directing its day-to-day internal operations. Ms. Matlin is a director of our Sponsor, a director and president of Inland Investment Advisors, Inc. and Intervest Southern Real Estate Corporation, and a director and vice president of our Managing Dealer. She is the president

NAME, POSITIONS WITH IWRRETI AND AGE	BUSINESS EXPERIENCE

of Inland American Advisory Services, Inc. Since 2004 she has been vice president of administration of Inland American Real Estate Trust, Inc. She was vice president of administration of Inland Real Estate Corporation from 1995 until 2000 and of Inland Retail Real Estate Trust, Inc. from 1998 until 2004. From June 2001 until April 2004 she was a trustee and executive vice president of Inland Mutual Fund Trust. Prior to joining Inland, she worked for the Chicago Region of the Social Security Administration of the United States Department of Health and Human Services. Ms. Matlin is a graduate of the University of Illinois. She holds Series 7, 22, 24, 39, 63 and 65 licenses from the National Association of Securities Dealers, Inc.

GARY E. PECHTER Secretary since 2005 Age 54

Mr. Pechter was elected as our secretary effective November 8, 2005. He joined Inland in February 1985. Mr. Pechter is currently senior vice president of Inland and assistant general counsel with The Inland Real Estate Group law department. He is involved in all aspects of Inland’s business, including real estate acquisitions and financings, sales, securities laws, corporate governance matters, leasing and tenant matters, litigation management and supervisory responsibilities of paralegals and other attorneys in The Inland Real Estate Group’s law department. He received his B.S. Degree in psychology from the University of Illinois at Champaign in 1972 and a J.D. from the John Marshall Law School in 1977. Prior to joining Inland, Mr. Pechter worked for MAT Associates, a hotel developer, and Pioneer National Title Insurance Company. He is also a licensed real estate broker.

STEVEN P. GRIMES Treasurer and principal financial officer since 2004 Age 39

Mr. Grimes joined our Business Manager/Advisor as its principal financial officer and became our treasurer and principal financial officer in 2004. He is responsible for our finances, borrowings, SEC compliance and Sarbanes- Oxley initiatives. Prior to joining our Business Manager/Advisor, Mr. Grimes was a director with Cohen Financial and was a senior manager with Deloitte. Mr. Grimes received his B.S. Degree in accounting from Indiana University and is a Certified Public Accountant. Mr. Grimes is a member of NAREAM, ICSC, the AICPA and the Illinois CPA Society.

Lori J. Foust resigned as our principal accounting officer, effective as of March 14, 2006, to pursue other opportunities within the Inland organization. The duties of the principal accounting officer were assumed by Steven P. Grimes, our current treasurer and principal financial officer.

COMPENSATION PAID TO OUR DIRECTORS AND OFFICERS

DIRECTOR COMPENSATION

BASE COMPENSATION. We pay each of our directors who are not employees of an Inland affiliate (the “Nonaffiliated Directors”) an annual fee of $15,000. In addition, each of those director receives $500 for attending in person, or $350 for attending by telephone, each meeting of our Board.  When the Nonaffiliated Directors meet, whether in person or by telephone, they receive $1,000 for attending such a meeting.  Members of the AuditCcommittee and each received $750 for attending an audit committee meeting in person or $500 for attending by telephone. In 2005, Mr. Catalano was paid a fee of $31,000, Mr. Gauvreau was paid a fee of $31,000, Mr. Beard was paid a fee of $31,000, Mr. Gorski was paid a fee of $24,000 and Ms. Murphy was paid a fee of $24,000 for their services as directors. Mr. Parks and Mrs. Gujral do not receive any fees or other remuneration for serving as our directors.

INDEPENDENT DIRECTOR STOCK OPTION PLAN.  Only those directors who are not employees of Inland or its affiliates are eligible to participate in this plan. We have an Independent Director Stock Option Plan under which non-employee directors, as defined under Rule 16b-3 of the Securities Exchange Act of 1934, are eligible to participate.

We have authorized and reserved a total of 75,000 shares of our common stock for issuance under our Independent Director Stock Option Plan. The number and type of shares which could be issued under the plan may be adjusted if we are the surviving entity after a reorganization or merger or if our stock splits, is consolidated or we are recapitalized. If this occurs, the exercise price of the options will be correspondingly adjusted.

The Independent Director Stock Option Plan provides for the grant of non-qualified stock options to purchase 3,000 shares to each Independent Director upon his or her appointment if they meet the conditions in the plan. The plan also provides for subsequent grants of options to purchase 500 shares on the date of each annual stockholder’s meeting, commencing with the annual meeting in 2005, to each Independent Director then in office. However, options may not be granted at any time when the grant, along with the grants to be made at the same time to other independent directors, would exceed 10% of our issued and outstanding shares. As of December 31, 2005, we had granted options to purchase a total of 20,000 shares at $8.95 per share to our five Independent Directors, none of which had been exercised. We have not granted any options to Mr. Parks or Mrs. Gujral. The option price for subsequent options will be equal to the fair market value of a share on the last business day preceding the annual meeting of stockholders. The option price was fixed at $8.95 per share until the termination of our initial public offering of common stock which occurred in March 2005. Currently, the option price is $8.95 per share under the Independent Director Stock Option Plan.

One-third of the options granted following an individual initially becoming a director are exercisable beginning on the date of their grant, one-third will first become exercisable on the first anniversary of the date of their grant, and the remaining one-third will first become exercisable on the second anniversary of the date of their grant. All other options granted under the Independent Director Stock Option Plan will become fully exercisable on the second anniversary of their date of grant.

Options granted under the Independent Director Stock Option Plan are exercisable until the first to occur of

•              the tenth anniversary of the date of grant,

•              the removal for cause of the director as an director, or

•               three months following the date the director ceases to be an director for any other reason except death or disability.

The options may be exercised by payment of cash or through the delivery of common stock. They are generally exercisable in the case of death or disability for a period of one year after death or the disabling event, provided that the death or disabling event occurs while the person is a director. However, if the option is exercised within the first six months after it becomes exercisable, any shares issued pursuant to such exercise may not be sold until the six month anniversary of the date of the grant of the option. Notwithstanding any other provisions of the Independent Director Stock Option Plan to the contrary, no option issued pursuant thereto may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code.

No option may be sold, pledged, assigned or transferred by a director in any manner otherwise than by will or by the laws of descent or distribution.

Upon our dissolution, liquidation, reorganization, merger or consolidation as a result of which we are not the surviving corporation, or upon sale of all or substantially all of our property, the Independent Director Stock

Option Plan will terminate, and any outstanding unexercised options will terminate and be forfeited. However, holders of options may exercise any options that are otherwise exercisable immediately prior to the dissolution, liquidation, consolidation or merger. Additionally, our Board may provide for any or all of the following alternatives:

•               for the assumption by the successor corporation of the options previously granted or the substitution by the corporation for the options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices;

•               for the continuance of the Independent Director Stock Option Plan by such successor corporation in which event the Independent Director Stock Option Plan and the options will continue in the manner and under the terms so provided; or

•               for the payment in cash or common stock in lieu of and in complete satisfaction of the options.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the following information as of December 31, 2005: (i) the number of shares of our common stock to be issued upon the exercise of outstanding options, warrants and rights, (ii) the weighted-average exercise price of such options, warrants and rights and (iii) the number of shares of our common stock remaining available for future issuance under our equity compensation plans, other than the outstanding options, warrants and rights described above.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Equity
Compensation Plans Approved by Security Holders	—	—	—

Equity
Compensation Plans Not Approved by Security Holders	20,000	$8.95	55,000

EXECUTIVE COMPENSATION

We have no employees and our executive officers will not receive any compensation from us for their services as such officers. Our executive officers are officers of one or more of the Inland Affiliated Companies, and are compensated by those entities, in part, for their services rendered to us. We pay our Business Manager/Advisor and its affiliates (which are Inland Affiliated Companies) certain compensation in exchange for services they provide to us. Such compensation is described below under “Certain Relationships and Related Transactions.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Dollar amounts set forth below in this section are in thousands, except share and per share amounts.

Services Provided by Affiliates of the Business Manager/Advisor. As of December 31, 2005 and 2004, we had incurred $457,007 and $234,014, respectively, of offering costs for both the initial public offering and the second offering, of which $444,566 and $175,509, respectively, was paid or accrued to affiliates. Pursuant to the terms of our offerings, our Business Manager/Advisor guaranteed payment of all public offering expenses (excluding sales commissions, the marketing contribution and the due diligence expense allowance) in excess of 5.5% of the gross proceeds of the offering or gross offering proceeds or all organization and offering expenses (including selling commissions) which together exceed 15% of gross offering proceeds. As of December 31, 2005 and 2004, offering costs did not exceed the 5.5% and 15% limitations.

Our Business Manager/Advisor and its affiliates were entitled to reimbursement for salaries and expenses of employees of our Business Manager/Advisor and its affiliates relating to the offerings. In addition, an affiliate of our Business Manager/Advisor was entitled to receive selling commissions, the marketing contribution and due diligence expense allowance from us in connection with the offering. Such costs were offset against the stockholders’ equity accounts. Such costs totaled $444,566 and $175,509, respectively, of which $177 and $2,880 remained unpaid at December 31, 2005 and 2004.

Our Business Manager/Advisor and its affiliates are entitled to reimbursement for general and administrative costs relating to our administration and the acquisition of properties. During the years ended December 31, 2005 and 2004 and the period from March 5, 2003 through December 31, 2003, we incurred $4,528, $1,543 and $194 of these costs, respectively. Of these costs, $1,120 and $957 remained unpaid as of December 31, 2005 and 2004.

An affiliate of our Business Manager/Advisor provides investment advisory services related to us related to our securities investments for an annual fee. The fee is incremental based upon the aggregate amount of assets invested. Based upon the amounts of assets that we had invested at December 31, 2005, this fee was equal to .75% of the aggregate assets invested. We incurred fees totaling $536 for the year ended December 31, 2005. $100 of this amount remained unpaid at December 31, 2005. No such fees were incurred during the year ended December 31, 2004 or the period from March 5, 2003 (inception) through December 31, 2003.

An affiliate of our Business Manager/Advisor provides loan servicing to us for an annual fee. Prior to May 1, 2005, the agreement allowed for annual fees totaling .03% of the first $1 billion in mortgage balance outstanding and .01% of the remaining mortgage balance, payable monthly. Effective May 1, 2005, if the number of loans exceeds 100, a monthly fee will be charged in the amount of 190 dollars per month, per loan being serviced. If the amount of loans being serviced are less than 100, then the amount per month, per loan increases to 225 dollars. Such fees totaled $534 and $141 for the years ended December 31, 2005 and 2004, respectively, and $1 for the period from March 5, 2003 (inception) to December 31, 2003. $42 remained unpaid as of December 31, 2005. None remained unpaid as of December 31, 2004.

We use the services of an affiliate of our Business Manager/Advisor to facilitate the mortgage financing that we obtained on some of the properties purchased. We pay the affiliate .2% of the principal balance of mortgage loans obtained. Such costs are capitalized as loan fees and amortized over the respective loan term. During the years ended December 31, 2005 and 2004, we paid loan fees totaling $5,049 and $3,475, respectively, to this affiliate. No amounts remained unpaid as of December 31, 2005 or 2004.

We may pay an advisor asset management fee of not more than 1% of our average invested assets to our Business Manager/Advisor. Our average invested asset value is defined as the average of the total book value, including acquired intangibles, of our real estate assets invested in equity interests plus our loans receivable secured by real estate, before reserves for depreciation, reserves for bad debt or other similar non-cash reserves. We compute our average invested assets by taking the average of these values at the end of each month for which we are calculating the fee. The fee is payable quarterly in an amount equal to 1/4 of 1% of our average invested assets as of the last day of the immediately preceding quarter. Based upon the maximum allowable advisor asset management fee of 1% of our average invested assets, maximum advisor asset management fees of $54,933, $14,971 and $152 were allowed for the years ended December 31, 2005 and 2004 and the period from March 5, 2003 (inception) through December 31, 2003, respectively. Our Business Manager/Advisor has agreed to forego any fees allowed but not taken during those periods. For any year in which we qualify as a REIT, our Business Manager/Advisor must reimburse us for the following amounts if any: (1) the amounts by which our total operating expenses, the sum of the advisor asset management fee plus other operating expenses, paid during the previous fiscal year exceed the greater of: (i) 2% of our average assets for that fiscal year, or (ii) 25% of our net income for that fiscal year; plus (2) an amount, which will not exceed the advisor asset management fee for that year, equal to any difference between the total amount of distributions to stockholders for that year and a 6% minimum annual return on the net investment of stockholders. For the year ended December 31, 2005, we accrued fees totaling $20,925, $3,000 of which remained unpaid as of December 31, 2005. For the year ended December 31, 2004 and the period from March 5, 2003 (inception) to December 31, 2003, we neither paid nor accrued such fees because our Business Manager/Advisor agreed to forego any fees for those time periods.

The property managers, entities owned principally by individuals who are affiliates of our Business Manager/Advisor, are entitled to receive property management fees totaling 4.5% of gross operating income, for management and leasing services. We incurred property management fees of $20,686, $5,382 and $17, for the years ended December 31, 2005 and 2004 and the period from March 5, 2003 (inception) through December 31, 2003, respectively. None remained unpaid as of December 31, 2005 or 2004.

We established a discount stock purchase policy for our affiliates and affiliates of our Business Manager/Advisor that enables the affiliates to purchase shares of common stock at either $8.95 or $9.50 a share depending on when the shares are purchased. We sold 276,628, 605,060 and 59,497 shares of common stock to affiliates and recognized an expense related to these discounts of $219, $427 and $62 for the years ended December 31, 2005 and 2004 and the period from March 5, 2003 (inception) through December 31, 2003, respectively.

As of December 31, 2005 and 2004, we were due funds from our affiliates for costs paid by us on their behalf in the amount of $3,493 and $654, respectively.

During the fourth quarter of 2005, we entered into a subscription agreement with Minto Builders (Florida), Inc. referred to as MB REIT. Under this agreement, we may purchase up to 920,000 newly issued series C preferred shares at a purchase price of $1,276 per share. If Inland American Real Estate Trust, Inc., (an affiliate) referred to as Inland American REIT, does not satisfy their obligations under their agreement with MB REIT, we may be required to purchase series C preferred shares from MB REIT in an amount equal to approximately $300,000. MB REIT has the right to redeem any series C preferred shares it issues to us with the proceeds of any subsequent capital contributed by Inland American REIT. MB REIT is required to redeem any and all outstanding series C preferred shares held by us by December 31, 2006. The series C preferred shares entitle us to an annual dividend equal to 7.0% on the face amount of the series C preferred shares payable monthly. As of December 31, 2005, we had purchased 175,551 series C preferred shares for a total amount of $224,003. Due to the lack of influence that we have over the operating and financial policies of the investee, this investment is accounted for under the cost method in which investments are recorded at their original cost. We earned $2,108 of dividends on this investment during the year ended December 31, 2005, all of which remained unpaid as of that date.

We entered into a fee arrangement with Inland American REIT whereby we are paid for guarantying customary non- recourse carve out provisions of Inland American REIT’s financings until such time as Inland

American REIT reaches a net worth of $300,000. The fee arrangement calls for a fee of $50 annually for loans equal to and in excess of $50,000 and $25 for loans less than $50,000.

On September 28, 2005, an affiliate of ours purchased a single-user net lease property in Pearland, Texas subject to an existing mortgage which we had previously funded on the property in the amount of $7,391. In addition, on that date, we funded an additional amount of $1,346 on the loan to the affiliate, bringing the total amount funded by us to $8,737. The total loan amount represented 100% of the purchase price of the property plus accrued interest on the previous loan balance. The entity which owns the property was considered a variable interest entity and we were considered the primary beneficiary as defined in FIN 46 (R). Therefore, this entity was consolidated by us until December 28, 2005, at which time the loan was paid off in full including accrued interest.

On October 7, 2005, an affiliate of ours acquired a freestanding office building leased to the General Services Administration (GSA) for the U.S. Joint Force Command. We provided the initial financing of approximately $24,300 for the affiliate to acquire the property. The loan was repaid in full including accrued interest on December 6, 2005.

During 2004, our sponsor advanced us amounts to pay a portion of distributions to our stockholders until funds available for distribution were sufficient to cover the distributions. Our Sponsor forgave $2,369 of these amounts during the second quarter of 2004 and these funds were no longer due. As of December 31, 2004, we owed funds to our sponsor in the amount of $3,523 for repayment of the funds advanced for payment of distributions. These funds were repaid in their entirety during 2005 and no funds were due to our sponsor as of December 31, 2005. No funds were advanced during 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of July 1, 2006, regarding the number and percentage of shares beneficially owned by: (i) each director; (ii) each executive officer; (iii) all directors and executive officers as a group; and (iv) any person known to us to be the beneficial owner of more than 5% of our outstanding shares. As of July 1, 2006, no stockholder beneficially owned more than 5% of our outstanding shares. As of July 1, 2006, we had approximately 116,000 stockholders of record and approximately 438,862,000 shares of common stock outstanding. Beneficial ownership includes outstanding shares and shares which are not outstanding that any person has the right to acquire within 60 days after the date of this table. However, any such shares which are not outstanding are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investing power with respect to all shares beneficially owned by them.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED		PERCENT OF CLASS

Robert D. Parks	131,486.1352	(1)	*
Roberta S. Matlin	305.4422		*
Gary E. Pechter	0		0
Steven P. Grimes	0		0
Brenda G. Gujral	0		0
Frank A. Catalano, Jr.	6,450.9203	(2)	*
Kenneth H. Beard	59,107.0863	(2)	*
Paul R. Gauvreau	115,231.8436	(2)	*
Gerald M. Gorski	5,726.5967	(2)	*
Barbara A. Murphy	3,500.000	(2)	*

All Directors and Executive Officers as a group (10 persons)	318,922.7086	(1)(2)	*

*Less than 1%

(1)           Includes 20,000 shares owned by our Business Manager/Advisor. Our Business Manager/Advisor is a wholly owned subsidiary of our Sponsor, which is an affiliate of Inland. Mr. Parks is a control person of Inland and disclaims beneficial ownership of these shares owned by the Business Manager/Advisor.

(2)           Includes 3,500 shares issuable upon exercise of options granted to the director under our independent director stock option plan, to the extent that such options are currently exercisable or will become exercisable within 60 days after the date of this table.

The address of each of the persons listed above is 2901 Butterfield Road, Oak Brook, Illinois 60523.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE — Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of our outstanding shares, to file statements of beneficial ownership and changes in beneficial ownership of our shares with the Securities and Exchange Commission (SEC) and to furnish us with copies of all statements they file. Based solely on a review of the forms we have received and on written representations from certain reporting persons that no such forms were required for them, we believe that during 2005 all Section 16 filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons.

AMENDMENT AND RESTATEMENT OF OUR CHARTER

ITEM NO. 2 TO AMEND AND RESTATE OUR CHARTER TO REMOVE REFERENCES TO INDEPENDENT DIRECTOR AND LIMITATIONS ON EXCULPATION AND INDEMNIFICATION.

OUR CHARTER

Our charter, on file with the State Department of Assessments and Taxation of the State of Maryland, governs our corporate activities.  When our charter was first adopted it was designed to be consistent with other non-traded REITs. The definition of independent director and the indemnification and exculpation provisions were adopted in connection with our original offering and were designed to satisfy requirements in effect for compliance with the securities laws of certain states. As our Company matures, we periodically reexamine our constituent documents to make them consistent with other public companies.

Currently, our charter includes references to “Independent Director(s).” Our charter defines “Independent Director(s)” as our directors who (a) are not affiliated and have not been affiliated within the two years prior to their becoming an independent director, directly or indirectly, with our sponsor or our advisor (whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or as an officer or director of our sponsor, our advisor or any of their affiliates), (b) do not serve as a director for more than two other companies originated or advised by our advisor and (c) perform no other services for us, except as directors.

Our charter also requires that a majority of our Board be comprised of independent directors and that certain determinations (including, without limitation, that our fees and expenses are reasonable and that we are following our investment policies) be made by a majority of our independent directors and that certain transactions (including, without limitation, the compensation of our advisor, the purchase of property from our sponsor, our advisor, our directors or any of their affiliates, the sale of property to our sponsor, our advisor, our directors or any of their affiliates and the borrowing of money from our sponsor, our advisor, our directors or any of their affiliates) be approved by a majority of our independent directors.

We believe that the definition of independent directors in the current charter is unnecessarily restrictive for our Company as it is presently organized.  Very few public companies define “independence” in their governing documents or mandate that such specific actions be approved by a majority of independent directors.

If our amended and restated charter is adopted, we will be able to take the above described actions without approval from a majority of our independent directors.  As a result, our company, consistent with Maryland law, may be able to take some actions which we previously would not have been able to take, without the approval of a majority of our independent directors because our amended and restated articles will have eliminated the defined concept of “Independent Directors.”  We believe that the proposed changes to the charter will help us to continue to attract and retain experienced and qualified directors.  As a result, the Board recommends a more modern and practical approach, one that is more consistent with other public companies.

The amended and restated charter also will include language to make it clear that our directors and officers will be exculpated and indemnified by the Company to the maximum extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Maryland law also permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

Our charter currently provides that we may not indemnify nor pay, advance or reimburse expenses to any director, officer, employee or agent or our advisor and its affiliates unless (a) our directors have determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (b) the indemnified party was acting on our behalf or performing services for us, (c) the liability or loss was not the result of negligence or misconduct on the part of the indemnified party (or gross negligence in the case of independent directors) and (d) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders. Our current charter also provides that we may not indemnify any director, officer, employee or agent or our advisor and its affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnified party, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnified party or (c) a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the SEC and the published opinions of any applicable state securities regulatory authority as to indemnification for violations of securities laws. In addition, our charter currently provides that we may not advance amounts to an indemnified party for legal and other expenses and costs unless all of the following conditions are met: (a) the legal action relates to acts or omissions with respect to the performance of duties or services for us or on our behalf by the indemnified party, (b) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement and (c) the indemnified party undertakes in writing to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification. Our amended and restated charter therefore will provide directors and officers with broader and more comprehensive indemnification rights, particularly with respect to the payment and advancement of expenses.

The exculpation and indemnification provisions in our amended and restated charter will be more consistent with other Maryland companies, specifically other Maryland public companies, and will enable us to attract and retain qualified and experienced officers and directors.

Before you decide how to vote, you should read our amended and restated charter, which we have included as Appendix A.  We have marked Appendix A to show the proposed additions and deletions.

A vote to approve this proposal is a vote for each of the amendments to the current charter and a vote against this proposal is a vote against each of the amendments to the current charter.  If approved, the amended and restated charter will become effective upon filing with the Maryland Department of Assessments and Taxation.

THE BOARD’S RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

FOR

THE AMENDMENT AND RESTATEMENT OF OUR CHARTER

VOTE REQUIRED

Provided a quorum is present, the affirmative vote of at least majority of the shares of our common stock issued and outstanding is required to approve the amendment and restatement of our charter as set forth above.  For purposes of the vote on the approval, abstentions and broker non-votes will have the effect of a vote against the proposal although, as mentioned, they will count toward the presence of a quorum.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2006

ITEM NO. 3: TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.

KPMG LLP has served as our independent registered public accounting firm since our formation in 2003, and our management believes that they are knowledgeable about our operations and accounting practices and are well qualified to act as our independent registered public accounting firm. Therefore, the Board, upon the recommendation of its Audit Committee, has appointed KPMG LLP to act as our independent registered public accounting firm to examine our consolidated financial statements for our 2006 fiscal year. Although our selection of an independent registered public accounting firm does not require your approval, we believe it is desirable to obtain your concurrence to our selection.

One or more representatives of KPMG LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for 2005 and 2004, and fees for other services rendered by it:

	Fiscal Year 2005	Fiscal Year 2004

Audit Fees (1)	$747,400	$546,520
Audit Related Fees (2)	475,346	1,080,869
Tax Fees (3)	141,200	86,025
All Other Fees	—	—
Total Fees	$1,363,946	$1,713,414

(1)           Audit fees include the financial statement audit fee and fees for other and internal controls audit fees.

(2)           Audit related fees include the review of documents and issuance of accountant’s consent related to documents filed with the SEC and audits related to Section 3-14 of Regulation S-X.

(3)           Tax fees consist of fees for review of federal and state income tax returns.

The audit committee reviews and approves in advance the terms of and compensation for both audit and nonaudit services to be provided by KPMG LLP. This duty has been delegated to the chairman of the audit committee with any such preapproval reported to the audit committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934. Prohibited Non-Audit Services shall be as set forth in the rules promulgated by the SEC, including:  (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The audit committee has considered whether the provision of the services covered under “All Other Fees” is compatible with maintaining KPMG LLP’s independence. The audit committee approved 100% of the fees described above.

THE BOARD’S RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE

FOR

THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.

VOTE REQUIRED

Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, is required to ratify the appointment. For purposes of the vote on the appointment, abstentions will not be counted as votes cast and will have the effect of a vote against the proposal although, as mentioned, they will count toward the presence of a quorum.

MISCELLANEOUS AND OTHER MATTERS

ADVANCE NOTICE PROCEDURES FOR MAKING DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS — Stockholder proposals for our Annual Meeting of Stockholders to be held in 2007 will not be included in our Proxy Statement for that meeting unless the proposal is proper for inclusion in our Proxy Statement and for consideration at the next Annual Meeting of Stockholders and is received by our Secretary at our executive offices located in Oak Brook, Illinois, no later than April 12, 2007. Stockholders must also follow the procedures prescribed in SEC Rule 14a-8 under the Exchange Act.

In addition, our Second Amended and Restated Bylaws, or our Bylaws, provide that in order for a stockholder to nominate a candidate for election as a director at an Annual Meeting of Stockholders or propose business for consideration at such meeting, notice must generally be given to our Secretary not less than 90 days nor more than 120 days before the date on which we first mailed our notice of meeting and accompanying proxy materials for the prior year’s Annual Meeting of Stockholders.

These Bylaws requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our Proxy Statement. If these requirements are not followed, the nomination or proposal presented at an annual meeting of stockholders will be out of order and will not be acted upon. Any stockholder desiring a copy of our Bylaws will be furnished one without charge upon written request to our Secretary at our principal executive offices. A copy of our Bylaws is filed as Exhibit 3.2.1 to our Annual Report on Form 10-K, filed March 7, 2005, and is available at the SEC Internet site (http://www.sec.gov).

PROXY SOLICITATION COSTS — We will bear all expenses incurred in connection with the solicitation of proxies. We will, upon request, reimburse brokerage firms and other nominee holders for their reasonable expenses incurred in forwarding the proxy solicitation materials to the beneficial owners of our shares. Our officers and directors, and officers and employees of our Business Manager/Advisor, may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses. In addition, we have hired Morrow & Co., Inc. to solicit proxies on our behalf. The cost of soliciting proxies on our behalf will be approximately $5,000 plus costs and expenses.

OTHER MATTERS — As of the date of this Proxy Statement, the above are the only matters we are aware of that are to be acted upon at the meeting. If any other matter should properly come before the meeting for which we did not receive proper notice in accordance with the requirements of our Bylaws, as presented above, the persons appointed by your proxy will vote on those matters in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with their discretion. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on any such other matter will be required for approval.

By the order of the Board of Directors,

Gary E. Pechter
Secretary

Oak Brook, Illinois

August 10, 2006

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES, INCLUDING THE AUTHORIZATION OF A PROXY TO VOTE VIA THE INTERNET OR VIA TOUCH-TONE TELEPHONE, WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, OR AUTHORIZE A PROXY VIA THE INTERNET OR VIA TOUCH-TONE TELEPHONE, BEFORE THE MEETING, SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING.

Our 2005 Annual Report on Form 10-K to stockholders, as amended, includes our financial statements for the fiscal year ended December 31, 2005. The 2005 Annual Report does not form any part of the material for the solicitation of proxies.

APPENDIX A

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

~~SECOND AMENDED AND RESTATED~~

THIRD ARTICLES OF ~~INCORPORATION~~AMENDMENT AND RESTATEMENT

~~THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Maryland, does hereby certify as follows:~~

FIRST:    Inland Western Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:    The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation is: Inland Western Retail Real Estate Trust, Inc. (the ~~“~~“Company~~”~~”). So far as may be practicable, the business of the Company shall be conducted and transacted under that name.

ARTICLE II

ORGANIZATION

The name and address of the incorporator shall be David J. Kaufman, 227 West Monroe Street, Suite 3400, Chicago, Illinois 60606. Said incorporator, an individual older than eighteen (18) years, shall form the corporation under the general laws of Maryland.

ARTICLE III

PURPOSES AND POWERS

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust (a ~~“~~  “REIT~~”~~”) under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the~~“~~ “Code~~”~~”)), for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE IV

RESIDENT OFFICE/AGENT AND PRINCIPAL OFFICE

The post office address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The Company may have such other offices and places of business within or outside the State of Maryland as the Board of Directors may from time to time determine. The Company shall continuously maintain in the State of Maryland a registered office and a registered agent whose office is identical with such registered office. The post office address of the Company~~’~~’s registered office in the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202. The name of the Company~~’~~’s registered agent at such address is The Corporation Trust Incorporated. The Company reserves the power to change its registered agent and registered office at any time.

ARTICLE V

DEFINITIONS

For the purposes of these Articles, the following terms shall have the following meanings:

     ~~“~~“ACQUISITION EXPENSES~~”~~” means expenses related to the Company~~’~~’s selection, evaluation and acquisition of, and investment in, Properties, whether or not acquired or made, including but not limited to legal fees and expenses, travel and communications expenses, costs of appraisals and surveys, nonrefundable option payments on Property not acquired, accounting fees and expenses, computer use related expenses, architectural and engineering reports, environmental and asbestos audits, title insurance and escrow fees, and personal and miscellaneous expenses related to the selection and acquisition of Properties.

     ~~“~~“ACQUISITION FEE~~”~~” means the total of all fees and commissions paid by the Company, the Advisor or any Affiliate of the Company or the Advisor to any Person, or paid by any Person to the Advisor or any Affiliate of the Company or the Advisor and remitted to the Company, in connection with making or investing in mortgage loans or the purchase, development or construction of Property by the Company. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, Construction Fee, non-recurring management fee, loan fees or points or any fee of a similar nature, however designated. Excluded shall be Development Fees and Construction Fees paid to Persons not affiliated with the Sponsor in connection with the actual development and construction of a project.

     ~~“~~“ADVISOR~~”~~” means the Person responsible for directing or performing the day-to-day business affairs of the Company, including a Person to which an Advisor subcontracts substantially, all such functions. The Advisor is Inland Western Retail Real Estate Advisory Services, Inc. or any Person which succeeds it in such capacity.

     ~~“~~ “ADVISOR ASSET MANAGEMENT FEE~~”~~” means the fee paid to the Advisor for directing or performing the day-to-day business affairs of the Company, which shall not exceed 1% of the Average Assets.

     ~~“~~ “AFFILIATE~~”~~” means, with respect to any other Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

     ~~“~~ “ASSET COVERAGE~~”~~” means the ratio which the value of the total assets of the Company, less all liabilities and indebtedness for unsecured borrowings, bears to the aggregate amount of all unsecured borrowings of the Company.

     ~~“~~ “AVERAGE ASSETS~~”~~” means, for any period, means the average of the total book value of our real estate assets plus the total value of our loans receivables secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves. We will compute our average assets by taking the average of these values at the end of each month during the quarter for which we are calculating the fee.

     ~~“~~ “CASH FLOW~~”~~” means, with respect to any period: (i) all cash receipts derived from investments made by the Company; plus (ii) cash receipts from operations (including any interest from temporary investments of the Company) without deduction for depreciation or amortization, less (iii) cash receipts used to pay operating expenses (including the Advisor Asset Management Fee).

     ~~“~~ “CODE~~”~~” means the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder (sometimes referred to as the ~~“~~“Treasury Regulations~~”~~”) or corresponding provisions of subsequent revenue laws.

     ~~“~~ “COMPETITIVE REAL ESTATE COMMISSION~~”~~” means the real estate or brokerage commission paid for the purchase or sale of a Property which is reasonable, customary and competitive in light of the size, type paid location of such Property.

     ~~“~~ “CONTRACT PRICE FOR THE PROPERTY~~”~~” means the amount actually paid or allocated to the purchase, development, construction or improvement of a Property exclusive of Acquisition Fees and Acquisition Expenses.

     ~~“~~ “CONSTRUCTION FEE~~”~~” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation on the Company~~’~~’s Property.

     ~~“~~ “DEVELOPMENT FEE~~”~~” means a fee for the packaging of the Property of the Company, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific Property, either initially or at a later date.

     ~~“~~ “DIRECTOR(S)~~”~~” means the members of the Board of Directors of the Company~~(including Independent Directors)~~.

     ~~“~~ “EQUITY STOCK~~”~~” means stock that is either common stock or preferred stock of the Company.

     ~~“INDEPENDENT DIRECTOR(S)” means the Directors who: (i) are not affiliated and have not been affiliated within the two years prior to their becoming an Independent Director, directly or indirectly, with the Company, the Sponsor or the Advisor whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or as an officer or~~

~~director of the Company, the Sponsor, the Advisor or any of their Affiliates; (ii) do not serve as a director for more than two other REITs originated by the Company or the Advisor or advised by the Advisor; and (iii) perform no other services for the Company, except as Directors. For this purpose, an indirect relationship shall include circumstances in which a member of the immediate family of a Director has one of the foregoing relationships with the Company, the Sponsor or the Advisor or any of their Affiliates. For purposes of determining whether or not the business or professional relationship is material, the aggregate gross revenue derived by the prospective Independent Director from the Company, the Sponsor, the Advisor and their Affiliates shall be deemed material per se if it exceeds 5% of the prospective Independent Directors: (i) annual gross revenue, derived from all sources, during either of~~

~~the last two years; or (ii) net worth, on a fair market value basis.~~

     ~~“~~ “INDEPENDENT EXPERT~~”~~” means a Person with no material current or prior business or personal relationship with the Advisor or the Directors who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type held by the Company.

     ~~“~~ “INITIAL INVESTMENT~~”~~” means the purchase of 20,000 shares of Common Stock by the Advisor in connection with the organization of the Company for $200,000. The Advisor shall not sell this initial investment while the Advisor remains the sponsor, but may transfer the shares to other affiliates.

     ~~“~~“MARKET PRICE~~”~~” means on any date the average of the Closing Price (as defined below per Share for the five consecutive Trading Days (as defined below) ending on such date. The ~~“~~“Closing Price~~”~~” on any date means the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. (~~“~~“Nasdaq~~”~~”), or, if Nasdaq is no longer in use, the principal automated quotation system that may, then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Shares selected by the Board, or if there is no professional market maker making a market in the Shares, the average of the last ten (10) sales pursuant to the Offering if the Offering has not concluded, or if the Offering has concluded, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (the ~~“~~“SRP~~”~~”), and if there are fewer than ten (10) of such purchases under the SRP, then the average of such lesser number of purchases, or, if the SRP is not then in existence, the price at which the Company is then offering Shares to the public if the Company is then engaged in a public offering of Shares, or if the Company is not then offering Shares to the public, the price at which a Stockholder may purchase Shares pursuant to the Company~~’~~’s Distribution Reinvestment Program (the ~~“~~“DRP~~”~~”) if such DRP is then in existence, or if the DRP is not then in existence, the fair market value of the Shares as determined by the Company, in its sole discretion. ~~“~~“Trading Day~~”~~” shall mean a day on which the principal national securities exchange or national automated quotation system on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois are authorized or obligated by law or executive order to close. The term ~~“~~“regular way~~”~~” means a trade that is effected in a recognized securities market for clearance and settlements pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected ~~“~~“ex-clearing~~”~~” for same-day or next-day settlement.

     ~~“~~ “NET ASSETS~~”~~” or ~~“~~“NET ASSET VALUE~~”~~” means the total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the company, calculated at least quarterly on a basis consistently applied.

     ~~“~~“NET INCOME~~”~~” means, for any period, total revenues applicable to such period, less the expenses applicable to such period other than additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves; provided, however, that Net Income shall not include the gain from the sale of the Company~~’~~’s assets.

     ~~“~~ “ORGANIZATION AND OFFERING EXPENSES~~”~~” means all those expenses incurred by and to be paid from the assets of the Company in connection with and in preparing the Company for registration and subsequently offering and distributing shares of common stock of the Company to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters~~’~~’ attorneys paid by the Company), expenses for printing, engraving, mailing, salaries of the Company~~’~~’s employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, expenses of qualification of the sale of the securities under federal and state laws, including taxes and fees, and accountants~~’~~’ and attorneys~~’~~’ fees and expenses.

     ~~“~~“PERSON~~”~~” means an individual, corporation, business trust, estate, trust, partnership, limited liability company, association, two or more persons having a joint or common interest, or any other legal or commercial entity.

     ~~“~~“PROPERTY~~”~~” or ~~“~~“PROPERTIES~~”~~” means any, or all, respectively, of the real property and improvements thereon owned or to be owned by the Company, directly or indirectly through one or more of its Affiliates.

     ~~“~~“PROSPECTUS~~”~~” means any document, notice, or other communication satisfying the standards set forth in Section 10 of the Securities Act of 1933, as amended, and contained in a currently effective registration statement filed by the Company with, and declared effective by, the Securities and Exchange Commission, or if no registration statement is currently effective, then the Prospectus contained in the most recently effective registration statement.

     ~~“~~“REIT~~”~~” means a real estate investment trust as defined by the Code and the applicable Regulations.

     ~~“~~“ROLL-UP~~”~~” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and a Roll-Up Entity and the issuance of securities of such Roll-Up Entity to the Stockholders of the Company. Such term does not include:

(a)    a transaction involving securities of the Company that have been for at least 12 months listed on a national securities exchange or traded through The Nasdaq Stock Market-Nasdaq National Market; or

(b)    a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)    Stockholders~~’~~’ voting rights;

(ii)   the term and existence of the Company;

(iii)  Sponsor or Advisor compensation; or

(iv)   the Company~~’~~’s investment objectives.

     ~~“~~“ROLL-UP ENTITY~~”~~” means a partnership, REIT, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.

     ~~“~~“SPONSOR~~”~~” means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company, or any, Person who will control, manage or participate in the management of the Company, and any Affiliate of any such Person. Not included is any Person whose only relationship with the Company is as that of an independent property manager of the Company~~’~~’s assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Company by:

(a)    taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company; either alone or in conjunction with one or more other Persons;

(b)    receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property;

(c)    having a substantial number of relationships and contacts with the Company;

(d)    possessing significant rights to control Company Properties;

(e)    receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry; or

(f)    providing goods or services to the Company on a basis which was not negotiated at arm~~’~~’s-length with the Company.

Initially the Sponsor shall be Inland Real Estate Investment Corporation or any Person which succeeds it in such capacity.

     ~~“~~“STOCKHOLDERS~~”~~” means holders of shares of Equity Stock.

     ~~“~~“TOTAL OPERATING EXPENSES~~”~~” means the aggregate expenses of every character paid or incurred by the Company as determined under Generally Accepted Accounting Principles, including any fees paid to the Advisor, but excluding:

(g)    the expenses of raising capital such as Organization and

Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the shares of common stock of the Company);

(h)    interest payments;

(i)    taxes;

(j)    non-cash expenditures such as depreciation, amortization and bad debt reserves;

(k)    incentive fees payable to the Advisor; and

(l)    Acquisition Fees, Acquisition Expenses, real estate commissions on resale of Property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

ARTICLE VI

STOCK

SECTION 1.  AUTHORIZED STOCK. The total number of shares of stock which the Company has authority to issue is 650,000,000 shares, of which 640,000,000 are shares of common stock, $.001 par value per share (~~“~~“Common Stock~~”~~”), and 10,000,000 are shares of preferred stock, $.001 par value per share (~~“~~“Preferred Stock~~”~~”). The aggregate par value of all authorized shares of stock having par value is $650,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. To the extent permitted by Maryland law, the Board of Directors, without any action by the stockholders of the Company, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue.

SECTION 2.  LIQUIDATION. Subject to any preferential rights in favor of any class of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after payment of, or adequate provision for, all known debts and liabilities of the Company.

SECTION 3.  COMMON STOCK.

(a)    Subject to the provisions of Article IX regarding Equity Stock (as such term is defined therein), each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of Stockholders. Shares of Common Stock do not have cumulative voting rights.

(b)    A majority of voting shares of Equity Stock present in person or by proxy at an Annual Meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors. A quorum shall be 50% of the then outstanding voting shares of Equity Stock.

(c)    With respect to voting shares of Equity Stock owned by the Advisor, the Sponsor, the Directors or any Affiliate, neither the Advisor, the Sponsor, the Directors, nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, the Sponsor, the Directors, or any Affiliate or any transaction between the Company and any of them. In determining the requisite percentage interest of voting shares of Equity Stock necessary to approve a matter on which the Advisor, the Sponsor, the Directors or any Affiliate may not vote or consent, any shares of Equity Stock owned by any of them shall not be included.

(d)    The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

SECTION 4.  PREFERRED STOCK. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, in one or more classes or series of stock.

SECTION 5.  CLASSIFIED OR RECLASSIFIED SHARES. Prior to issuance of classified or reclassified shares of any class or series, the Board by resolution shall: (i) designate that class or series to distinguish it from all other series and classes of stock of the Company; (ii) specify the number of shares to be included in the class or series; and (iii) subject to the provisions of Article IX regarding Equity Stock, and subject to the express terms of any class or series of stock of the Company outstanding at the time, set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms of redemption for each class or series; and (iv) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (~~“~~“SDAT~~”~~”). Any of the terms of any class or series of stock set or changed pursuant to clause (iii) of this Section 5 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

SECTION 6.  GENERAL NATURE OF EQUITY STOCK. All shares of Equity Stock shall be personal property entitling the Stockholders only to those rights provided in these

Articles. The Stockholders shall have no interest in any Properties and shall have no right to compel any partition, division, dividend or distribution of the Company or any Properties.

SECTION 7.  FRACTIONAL SHARES OF EQUITY STOCK. The Company may, without the consent or approval of any Stockholder, issue fractional shares of Equity Stock, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.

SECTION 8.  PREEMPTIVE RIGHTS. Except as may be provided by the Board in setting the terms of classified or reclassified shares of stock pursuant to Section 5 of this Article VI, no Stockholder of the company shall, as such Stockholder, have any preemptive right to purchase or subscribe for any additional shares of Equity Stock or any other security of the Company which it may issue or sell.

SECTION 9.  CHARTER AND BYLAWS. All persons who shall acquire Equity Stock shall acquire the same subject to the provisions of these Articles and the bylaws of the Company (the ~~“~~“Bylaws~~”~~”), as these Articles and such Bylaws may be amended from time-to-time.

SECTION 10. TERMS AND CONDITIONS OF EQUITY STOCK. The Company shall not issue:

(a)    Common Stock which is non-voting or assessable;

(b)    Warrants, options or similar evidences of a right to buy its Equity Stock, unless (i) issued to all of its holders of Equity Stock ratably, (ii) as part of a financing arrangement, or (iii) as part of a stock option plan to Directors, officers or employees of the Company;

(c)    Common Stock which is redeemable at the option of the holder; (ii) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service the higher level of debt; (iii) options or warrants to purchase Equity Stock to the Sponsor, the Advisor, any Directors, or their Affiliates except on the same terms as sold to the general public, provided that the Company may issue options or warrants to persons not affiliated with the Company at exercise prices not less than the fair market value of such securities on the date of grant and for consideration (which may include services that in the judgment of the ~~Independent~~ Directors have a market value not less than the value of such option on the date of grant), and provided further that options or warrants issuable to the Sponsor, the Advisor, Directors or Affiliates thereof shall not exceed an amount equal to ten percent (10%) of the outstanding Equity Stock on the date of grant of any options or warrants; or

(d)    Shares of Equity Stock on a deferred payment basis or similar arrangement.

SECTION 11. RIGHTS OF OBJECTING STOCKHOLDERS.

Holders of Equity Stock are not entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the Maryland General Corporation Law.

ARTICLE VII

BOARD OF DIRECTORS

SECTION 1.  NUMBER AND CLASSIFICATION. The number of Directors of the Company shall initially be seven, which number may be increased or decreased pursuant to the Bylaws, but shall never be less than three, nor more than eleven~~, a majority of whom will be Independent Directors. Independent Directors shall nominate replacements for vacancies amongst the Independent Directors’positions~~. The Directors may establish such committees as they deem appropriate. ~~(provided the majority of the members of each committee are Independent Directors). A Director shall have had at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three years of relevant real estate experience.~~

The names of the Directors who shall serve initially until the first annual meeting of the Stockholders and until their successors are duly elected and qualify are:

Robert D. Parks

Brenda G. Gujral

Frank Catalano     ~~(Independent Director)~~

Kevin Beard        ~~(Independent Director)~~

Paul R. Grauvreau  ~~(Independent Director)~~

Gerald M. Gorski   ~~(Independent Director)~~

Barbara A. Murphy  ~~(Independent Director)~~

SECTION 2.  ELECTION AND TERM. Each Director (other than a Director elected to fill the unexpired term of another Director) is elected by the voting Stockholders and shall serve a one year term and hold office until his or her successor is duly elected and qualify.

SECTION 3.  RESIGNATION, REMOVAL OR DEATH. Any Director may resign by written notice to the Board, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more Directors, a Director may be removed at any time, with or without cause, at an annual or special meeting of the Stockholders, by the affirmative vote of the holders of not less than a majority of the shares of Equity Stock then outstanding and entitled to vote generally in the election of Directors. For purposes of this paragraph, ~~“~~“cause~~”~~” shall mean with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

SECTION 4.  SERVICE AS NOMINEE. Legal title to any Property shall be vested in the Company, but the Company may cause legal title to any such Property to be held by or in the name of any or all of the Directors or any other person as nominee. Upon the resignation or removal of any Director, or his otherwise ceasing to be a Director, he shall automatically cease to have any right, title or interest in and to any Property and shall execute and deliver such documents as the remaining Directors require for the conveyance of any such Property held in his name, and shall account to the remaining Directors as they require for all such Property which he holds as Director. Any right, title or interest of the Director in and to any Property shall automatically vest in successor and additional Directors upon their qualification and acceptance of election or appointment as Directors, and they shall thereupon have all the rights and obligations of Directors, whether or not any conveyancing documents have been executed and delivered. Written evidence of the qualification and acceptance of election or appointment of successor and additional Directors may be filed with the records of the Company and in any such other offices, agencies or places as the Company or Directors may deem necessary or desirable.

SECTION 5.  DUTIES AND POWERS.

(a)    GENERAL. The business and affairs of the Company shall be managed under the direction of the Board of Directors. All powers of the Company may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the Stockholders by law or by the Articles or the Bylaws. These Articles shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors. Any construction of these Articles or determination made in good faith by the Board of Directors concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board of Directors included in these Articles or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the Maryland General Corporation Law, the general laws of the State of Maryland or any other applicable laws as now or hereafter in force. At or before the first meeting of the Board of Directors, the Articles shall be reviewed and ratified by a majority ~~both~~ of the~~Directors and of the Independent~~ Directors.

(b)    REIT QUALIFICATION. The Board shall use its reasonable best efforts to cause the Company to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to a REIT. In furtherance of the foregoing, the Board shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board ~~(including a majority of~~

~~theIndependent Directors)~~ determines that it is no longer in the best interest of the Company to continue to have the Company qualify as a REIT, the Board may revoke or otherwise terminate the Company~~’~~’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article IX is no longer required for REIT qualification.

(c)    AUTHORIZATION BY BOARD OF STOCK ISSUANCE. The Board of Directors may authorize the issuance from time to time of shares of stock of the Company of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock or any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in these Articles or the Bylaws.

(d)    DISTRIBUTIONS. The Company intends to pay regular quarterly distributions to its Stockholders (~~“~~“Distributions~~”~~”). However, the Company reserves the right to pay Distributions on a monthly basis in an amount determined by the Board. Distributions will be at the discretion of the Board. The Company~~’~~’s ability to pay Distributions and the size of these Distributions will depend upon a variety of factors. There can be no assurance that Distributions will be made or that any particular level of Distributions established in the future, if any, will be maintained by the Company.

To the extent possible, the Company seeks to avoid the fluctuations in Distributions which might result if Distributions were based on actual cash received during the Distribution period. To avoid fluctuation, the Company may use Cash Flow received during prior periods, or Cash Flow received subsequent to the Distribution period and prior to the payment date for such Distribution, in order to pay annualized Distributions consistent with the Distribution level established from time to time by the Board. The Company~~’~~’s ability to maintain this policy is dependent upon the Company~~’~~’s Cash Flow and the applicable requirements for qualifying as a REIT as contained in Code Section 856 through 960 and the Regulations promulgated thereunder. There can be no assurance that there will be Cash Flow available to pay Distributions, or that Distribution amounts will not fluctuate. Quarterly Distributions will be calculated with daily record and Distribution declaration dates. However, the Board could, at any time, elect to pay Distributions monthly, and later switch back to quarterly, to reduce administrative costs.

Concurrently with any Distribution, the Company shall provide Stockholders with a statement disclosing the source of the funds distributed. If such information is not available concurrently with the making of a Distribution, a statement setting forth the reasons why such information is not available shall be provided concurrently. In no event shall such information be provided to Stockholders more than 60 days after the close of the fiscal year in which the Distribution was made.

Distributions in-kind shall not be permitted, except for Distributions of: (i) readily marketable securities; (ii) beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets; or (iii) Distributions of in-kind property which meet all of the following conditions: (a) the Directors advise each Stockholder of the risks associated with direct ownership of the in-kind Property; (b) the Directors offer each Stockholder the election of receiving in-kind property Distributions; and (c) the Directors distribute in-kind property only to those Stockholders who accept the Directors~~’~~’ offer.

The Directors shall endeavor to declare and pay such Distributions as shall be necessary under the Code; however, Stockholders shall have no right to any Distribution unless and until declared by the Directors. The exercise of the powers and rights of the Directors pursuant to this Section 5 shall be subject to the provisions of any class or series of Equity Stock at the time outstanding. The receipt by any person in whose name any shares of Equity Stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares of Equity Stock and from all liability related to the application thereof.

(e)    DISTRIBUTION REINVESTMENT PROGRAM. The Directors may adopt a distribution reinvestment program on such terms and conditions as shall be set forth in the Prospectus, which program may be amended from time to time by the Directors, provided, however, that such program shall, at a minimum, provide for the following:

(i)   All material information regarding the Distribution to the Stockholder and the effect of reinvesting such Distribution, including the tax consequences thereof, shall be provided to the Stockholder at least annually; and

(ii)  Each Stockholder participating in the distribution reinvestment program shall have a reasonable opportunity, to withdraw from the distribution reinvestment program at least annually after receipt of the information required in subparagraph (i) above.

(f)    DETERMINATION OF REASONABLENESS OF FEES AND EXPENSES. The ~~Independent~~ Directors shall determine, from time to time but at least annually, that the total fees and expenses of the Company are reasonable in the light of the investment performance of the Company, its Net Assets, its Net Income, and the fees and expenses of other comparable unaffiliated Companies. Each such determination shall be reflected in the minutes of the meeting of the Directors.

(g)    REVIEW OF INVESTMENT POLICIES. The Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. The ~~Independent~~Directors shall review such policies of the Company, with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of the Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the Board of Directors.

(h)    DETERMINATION OF CONSIDERATION. The consideration paid for Properties acquired by the Company shall ordinarily be based upon the fair market value of the Properties and approved by a majority of the Directors~~(including a majority of the Independent Directors)~~. In cases in which a majority of the ~~Independent~~ Directors so determine, or if assets are acquired from a Sponsor, Advisor, Director or an Affiliate of any of the foregoing, pursuant to Section 6 of Article VIII, such fair market value shall be as determined by a qualified independent real estate appraiser selected by the~~Independent~~ Directors.

(i)    ADVISORY AGREEMENT; ADVISOR COMPENSATION. Subject to the approval of a majority of the Directors, ~~including a majority of the IndependentDirectors,~~ an advisory agreement will be entered into by the Company which will be for a one-year term subject to successive one-year renewals upon the mutual consent of the parties. Such advisory agreement shall be terminable by either party or by mutual consent of the parties or by a majority of the ~~Independent~~Directors of the Company or the Advisor, as the case may be, upon 60 days written notice without cause or penalty. In the event of the termination of the advisory agreement, the Advisor will cooperate with the  Company and take all reasonable steps requested to assist the Directors in making an orderly transition of the advisory function. The ~~Independent~~ Directors shall determine from time to time and at least annually that the compensation which the Company contracts to pay to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by these Articles and applicable state law. The ~~Independent~~ Directors shall also supervise the performance of the Advisor to determine that the Advisor or a successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and to justify the compensation paid to it by the Company as well as to confirm that the provisions of such contract are being carried out. It shall be the duty of the Directors~~, including the IndependentDirectors,~~ to evaluate the performance of the Advisor before entering into or renewing an advisory contract. Such determination shall be based upon the following factors and all other factors such ~~Independent~~ Directors may deem relevant and the findings of such Directors on each of such factors shall be recorded in the minutes of a Directors meeting: (i) the size of the advisory fee in relation to the size, composition and profitability of the investment portfolio of the Company; (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company; (iii) the rates charged to other REITs and to investors other than REITs by advisors performing similar services; (iii) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (v) the quality and extent of service and advice furnished by the Advisor; (vi) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (vii) the quality of the investment portfolio of the Company in relationship to the investments generated by the Advisor for its own account. Payments to the Advisor, its Affiliates and the Directors for services rendered in a capacity other than that as investment advisor or Director may only be made upon a determination that: (i) the compensation is not in excess of their compensation paid for any comparable services; and (ii) the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties involved.

(j)    RESERVED POWERS OF BOARD. The Board of Directors, without any action by the Stockholders of the Company, shall have and may exercise, on behalf of the Company, without limitation, the exclusive power to adopt, alter and repeal any provision of the Bylaws and to make new Bylaws.

SECTION 6.  PERFORMANCE OF DUTIES. A Director shall perform his or her duties as a Director, including his or her duties as a member of a committee of the Board on which he or she serves in accordance with Maryland law. A Director who performs his or her duties in accordance with Maryland law has no liability by reason of being or having been a Director.

SECTION 7.  FIDUCIARY DUTY. The Directors and Advisor of the Company shall be deemed to be in a fiduciary relationship to the Company and the Stockholders. The Directors shall also have a fiduciary duty to the Stockholders to supervise the relationship of the Company with the Advisor.

SECTION 8.  DETERMINATIONS BY BOARD. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board consistent with these Articles ~~and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberatedishonesty established by a court~~, shall be final and conclusive and shall be binding upon the Company and every holder of shares of its Equity Stock: (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Equity Stock or the payment of other distributions on its Equity Stock; (ii) the amount of paid-in surplus, net assets, other surplus~~.~~, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company; (v) any matters relating to the acquisition, holding and disposition of any assets by the Company; or (vi) any other matter relating to the business and affairs of the Company.

ARTICLE VIII

PROVISIONS FOR DEFINING, LIMITING AND

REGULATING CERTAIN POWERS OF THE COMPANY

AND OF ITS DIRECTORS AND STOCKHOLDERS

Until such time as the Board of Directors shall determine, in its sole and absolute discretion, that it is no longer in the best interests of the Company or its Stockholders that the Company continue to operate as a REIT, or until such time as the Company shall fail to qualify as a REIT:

SECTION 1.  LIMITATION ON ORGANIZATION AND OFFERING EXPENSES. The Organization and Offering Expenses paid in connection with the Company~~’~~’s formation or the syndication or sale of shares of Common Stock shall be reasonable and shall in no event exceed fifteen percent (15%) of the proceeds raised in such syndication or sale.

SECTION 2.  LIMITATION ON ACQUISITION FEES AND EXPENSES. The total of all Acquisition Fees and Acquisition Expenses paid by the Company in connection with the purchase of a property by the Company shall be reasonable, and shall in no event exceed an amount equal to 6% of the Contract Price for the Property, or in the case of a mortgage loan, 6% of the funds advanced; provided, however, that a majority of the Directors ~~(including the majority of the Independent Directors)~~not otherwise interested in the transaction may approve fees and expenses in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

SECTION 3.  LIMITATION ON TOTAL OPERATING EXPENSES. The annual Total Operating Expenses of the Company shall not exceed in any fiscal year the greater of 2% of the Average Assets of the Company or 25% of the Company~~’~~’s Net Income. The ~~Independent~~ Directors have a fiduciary responsibility to limit the Company~~’~~’s annual Total Operating Expenses to amounts that do not exceed the limitations described above. The ~~Independent~~ Directors may, however, determine that a higher level of Total Operating Expenses is justified for such period because of unusual and non-recurring expenses. Any such finding by the~~Independent~~ Directors and the reasons in support thereof shall be recorded in the minutes of the meeting of Directors. Within 60 days after the end of any fiscal quarter of the Company for which Total Operating Expenses (for the 12 months then ended) exceed 2% of Average Assets or 25% of Net Income, whichever is greater, as described above, there shall be sent to the Stockholders a written disclosure of such fact. If the ~~Independent~~ Directors determine that such higher Total Operating Expenses are justified, such disclosure will also contain an explanation of the ~~Independent~~ Directors~~’~~’ conclusion. In the event the Total Operating Expenses exceed the limitations described above and if the Directors are unable to conclude that such excess was justified then, within 60 days after the end of the Company~~’~~’s fiscal year, the Advisor shall reimburse the Company the amount by which the aggregate annual Total Operating Expenses paid or incurred by the Company exceed the limitation.

SECTION 4.  LIMITATION ON REAL ESTATE COMMISSIONS. If the Company sells property, the Company may pay real estate brokerage fees which are reasonable, customary and competitive, taking into consideration the size, type and location of the Property (~~“~~“Competitive Real Estate Commission~~”~~“), which shall not in the aggregate exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the gross sales price of the Property. The amount of such fees payable to the Advisor or an Affiliate thereof shall not exceed the lesser of (i) one-half of the Competitive Real Estate Commission; or (ii) 3% of the gross sales price of a Property and shall be paid only if such person provides a substantial amount of services in connection with the sale of the Property.

SECTION 5.  LIMITATION ON INCENTIVE FEES. The Company shall pay the Advisor a reasonable incentive advisory fee. Such a fee shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to the Stockholders, in the aggregate, of an amount equal to 100% of the original issue price of the Shares, plus an amount equal to 6% of the original issue price of the Shares per annum cumulative. For purposes of this Section 5, the original issue price of the Shares may be reduced by prior cash distributions to Stockholders of net proceeds from the sale of Properties. In the case of multiple advisors, advisors and Affiliates shall be allowed incentive fees in accordance with the foregoing limitation, provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Company~~’~~’s assets by each respective advisor or Affiliate.

SECTION 6.  LIMITATION ON TRANSACTIONS WITH AFFILIATES.

(a)    SALES AND LEASES TO COMPANY. The Company shall not purchase Property from the Sponsor, Advisor, Directors or any Affiliate thereof, unless a majority of Directors ~~(including a majority of Independent Directors)~~ not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such Sponsor, Advisor, Director or any Affiliate thereof, or if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the Company exceed its appraised value at the time of acquisition of the Property by the Company.

(b)    SALES AND LEASES TO SPONSOR, ADVISOR, DIRECTOR OR ANY AFFILIATE. A Sponsor, Advisor, Director or any Affiliate thereof shall not acquire assets from the Company unless approved by a majority of Directors~~(including a majority of Independent Directors)~~, not otherwise interested in such transaction, as being fair and reasonable to the Company. The Company may lease assets to a Sponsor, Advisor, Director or any Affiliate thereof only if approved by a majority of the Directors ~~(including a majority of IndependentDirectors)~~, not otherwise interested in such transaction, as being fair and reasonable to the Company.

(c)    LOANS. No loans may be made by the Company to the Sponsor, Advisor, Director or any Affiliate thereof except as provided in Article X hereof, or to wholly owned subsidiaries of the Company. The Company may not borrow money from the Sponsor, Advisor, Director or any Affiliate thereof, unless a majority of Directors ~~(including a majority of Independent Directors)~~not otherwise interested in such transactions, approve the transaction as being fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

(d)    INVESTMENTS. The Company shall not invest in joint ventures with the Sponsor, Advisor, Director or any Affiliate thereof, unless a majority of Directors ~~(including a majority of Independent Directors)~~ not otherwise interested in such transactions, approve the transaction as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint ventures. The Company shall not invest in equity securities unless a majority of Directors ~~(including a~~

~~majority ofIndependent Directors)~~ not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable.

(e)    OTHER TRANSACTIONS. All other transactions between the Company and the Sponsor, Advisor, Director or any Affiliate thereof, shall require approval by a majority of the Directors ~~(including a majority of IndependentDirectors)~~ not otherwise interested in such transactions as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

SECTION 7.  LIMITATION ON BORROWING. The Company may not incur indebtedness to enable it to make Distributions except as necessary to satisfy the requirement that the Company distribute at least the percentage of its REIT taxable income required for annual distribution of dividends by the Internal Revenue Code of 1986, as amended, or otherwise as necessary or advisable to assure that the Company maintains its qualification as a REIT for federal income tax purposes. The aggregate borrowing of the Company, secured and unsecured, shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly. The aggregate amount of Company borrowings in relation to the Net Assets shall, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, not exceed 300% of Net Assets. Any excess in borrowing over such 300% of Net Assets level shall be approved by a majority of the ~~Independent~~ Directors and disclosed to Stockholders in the Company~~’~~’s next quarterly report to Stockholders, along with justification for such excess. Any excess in borrowing over such 300% of Net Assets level shall be subject to the approval by the Stockholders.

SECTION 8.  SUITABILITY OF STOCKHOLDERS.

(a)    INCOME AND NET WORTH STANDARDS. Stockholders shall have (i) a minimum annual gross income of $45,000 and a minimum net worth of $45,000, or (ii) a minimum net worth of $150,000 at the time they make their investment in the Company. Net worth shall be determined exclusive of home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares of Equity Stock if the donor or grantor is the fiduciary.

(b)    DETERMINATION THAT SALE TO STOCKHOLDER IS SUITABLE AND APPROPRIATE. The Sponsor and each Person selling shares of Equity Stock on behalf of the Sponsor or Company shall make every reasonable effort to determine that the purchase of shares of Equity Stock is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or each Person selling shares of Equity Stock on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder: (i) meets the minimum income and net worth standards established for the Company; (ii) can reasonably benefit from the Company based on the prospective Stockholder~~’~~’s overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the prospective Stockholder~~’~~’s overall financial situation; and (iv) has apparent understanding of: (1) the fundamental risks of investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of shares of Equity Stock of a REIT; (4) the restrictions on transferability of shares of Equity Stock of a REIT; (5) the background and qualification of the Sponsor or the Advisor; and (6) the tax consequences of the investment. The Sponsor may require minimum initial and subsequent cash investment amounts.

ARTICLE IX

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

SECTION 1.  DEFINITIONS. For the purpose of this Article IX, the following terms shall have the following meanings:

AGGREGATE STOCK OWNERSHIP LIMIT. The term ~~“~~“Aggregate Stock Ownership Limit~~”~~” shall mean not more than 9.8 percent in value of the aggregate of the outstanding shares of Equity Stock. The value of the outstanding shares of Equity Stock shall be determined by the Board of Directors of the Company in good faith, which determination shall be conclusive for all purposes hereof.

BENEFICIAL OWNERSHIP. The term ~~“~~“Beneficial Ownership~~”~~” shall mean ownership of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms~~”~~ “Beneficial Owner,~~”~~ ”“ “Beneficially Owns~~”~~” and ~~“~~“Beneficially Owned~~”~~” shall have the correlative meanings.

BUSINESS DAY. The term ~~“~~“Business Day~~”~~” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

CHARITABLE BENEFICIARY. The term ~~“~~“Charitable Beneficiary~~”~~” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

CHARTER. The term ~~“~~“Charter~~”~~” shall mean the charter of the Company, as that term is defined in the MGCL.

CODE. The term ~~“~~“Code~~”~~” shall mean the Internal Revenue Code of 1986, as amended from time to time.

COMMON STOCK OWNERSHIP LIMIT. The term ~~“~~“Common Stock Ownership Limit~~”~~” shall mean not more than 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Company. The number and value of outstanding shares of Common Stock of the Company shall be determined by the Board of Directors of the Company in good faith, which determination shall be conclusive for all purposes hereof.

CONSTRUCTIVE OWNERSHIP. The term ~~“~~“Constructive Ownership~~”~~” shall mean ownership of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms ~~“~~“Constructive Owner,~~”~~ ”“ “Constructively Owns~~”~~” and ~~“~~“Constructively Owned~~”~~” shall have the correlative meanings.

EQUITY STOCK. The term ~~“~~“Equity Stock~~”~~” shall mean all classes or series of stock of the Company, including, without limitation, Common Stock and Preferred Stock.

EXCEPTED HOLDER. The term ~~“~~“Excepted Holder~~”~~” shall mean a stockholder of the Company for whom an Excepted Holder Limit is created by these Articles or by the Board of Directors pursuant to Section 2.7.

EXCEPTED HOLDER LIMIT. The term ~~“~~“Excepted Holder Limit~~”~~” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 2.7, and subject to adjustment pursuant to Section 2.8, the percentage limit established by the Board of Directors pursuant to Section 2.7.

INITIAL DATE. The term ~~“~~“Initial Date~~”~~” shall mean the date upon which the Articles of Amendment containing this Article IX are filed with the SDAT.

MARKET PRICE. The term ~~“~~“Market Price~~”~~” on any date shall mean, with respect to any class or series of outstanding shares of Equity Stock, the Closing Price for such Equity Stock on such date. The ~~“~~“Closing Price~~”~~” on any date shall mean the last sale price for such Equity Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Equity Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Equity Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Equity Stock is listed or admitted to trading or, if such Equity Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Equity Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Equity Stock selected by the Board of Directors of the Company or, in the event that no trading price is available for such Equity Stock, the fair market value of the Equity Stock, as determined in good faith by the Board of Directors of the Company.

MGCL. The term ~~“~~“MGCL~~”~~” shall mean the Maryland General Corporation Law, as amended from time to time.

NYSE. The term ~~“~~“NYSE~~”~~” shall mean the New York Stock Exchange.

PERSON. The term ~~“~~“Person~~”~~” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

PROHIBITED OWNER. The term ~~“~~“Prohibited Owner~~”~~” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 2.1, would Beneficially Own or Constructively Own shares of Equity Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

REIT. The term ~~“~~“REIT~~”~~” shall mean a real estate investment trust within the meaning of Section 856 of the Code.

RESTRICTION TERMINATION DATE. The term ~~“~~“Restriction Termination Date~~”~~” shall mean the first day after the Initial Date on which the Company determines pursuant to Section 5.7 of the Charter that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth herein is no longer required in order for the Company to qualify as a REIT.

TRANSFER. The term ~~“~~“Transfer~~”~~” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Equity Stock or the right to vote or receive dividends on Equity Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Equity Stock or any interest in Equity Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms ~~“~~“Transferring~~”~~” and ~~“~~“Transferred~~”~~” shall have the correlative meanings.

TRUST.  The term ~~“~~“Trust~~”~~” shall mean any trust provided for in Section 3.1.

TRUSTEE. The term ~~“~~“Trustee~~”~~” shall mean the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

SECTION 2.  EQUITY STOCK.

SECTION 2.1. OWNERSHIP LIMITATIONS. During the period commencing on the Initial Date and prior to the Restriction Termination Date:

                           ~~(b~~ (a)  Basic Restrictions.

(i)     (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)    No Person shall Beneficially or Constructively Own shares of Equity Stock to the extent that such Beneficial or Constructive Ownership of Equity Stock would result in the Company being ~~“~~“closely held~~”~~” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii)   Notwithstanding any other provisions contained herein, any Transfer of shares of Equity Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Equity Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void AB INITIO, and the intended transferee shall acquire no rights in such shares of Equity Stock.

                           ~~(c~~ (b)    TRANSFER IN TRUST. If any Transfer of shares of Equity Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Equity Stock in violation of Section 2.1(a)(i) or (ii),

(i)   then that number of shares of the Equity Stock the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 2.1(a)(i) or (ii)(rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii)  if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 2.1(a)(i) or (ii), then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Section 2.1(a)(i) or (ii) shall be void AB INITIO, and the intended transferee shall acquire no rights in such shares of Equity Stock.

SECTION 2.2. REMEDIES FOR BREACH. If the Board of Directors of the Company or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 2.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Equity Stock in violation of Section 2.1 (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; PROVIDED, HOWEVER, that any Transfer or attempted Transfer or other event in violation of Section 2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void AB INITIO as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

SECTION 2.3. NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Equity Stock that will or may violate Section 2.1(a) or any Person who would have owned shares of Equity Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 2.1(b) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company~~’~~’s status as a REIT.

SECTION 2.4. OWNERS REQUIRED TO PROVIDE INFORMATION. From the Initial Date and prior to the Restriction Termination Date:

                           ~~(d~~ (a)    every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Equity Stock, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of shares of Equity Stock and other shares of the Equity Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company~~’~~’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and

                           ~~(e~~ (b)    each Person who is a Beneficial or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial or

Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company~~’~~’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

SECTION 2.5. REMEDIES NOT LIMITED. Subject to Section 5.7 of the Charter, nothing contained in this Section 2 shall limit the authority of the Board of Directors of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company~~’~~’s status as a REIT.

SECTION 2.6. AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of this Section 2, Section 3, or any definition contained in Section 1, the Board of Directors of the Company shall have the power to determine the application of the provisions of this Section 2 or Section 3 or any such definition with respect to any situation based on the facts known to it. In the event Section 2 or 3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 1, 2 or 3.

SECTION 2.7. EXCEPTIONS.

                           ~~(f~~ (a)    Subject to Section 2.1(a)(ii), the Board of Directors of the Company, in its sole  discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i)   the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual~~’~~’s Beneficial or Constructive Ownership of such shares of Equity Stock will violate Section 2.1(a)(ii);

(ii)  such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Company, rent from such tenant would not adversely affect the Company~~’~~’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 2.1 through 2.6) will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Sections 2.1(b) and 3.

                           ~~(g~~ (b)    Prior to granting any exception pursuant to Section 2.7(a), the Board of Directors of the Company may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company~~’~~’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

                           ~~(h~~ (c)    Subject to Section 2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own or Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(~~i~~d)    The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

SECTION 2.8. INCREASE IN AGGREGATE STOCK OWNERSHIP AND COMMON STOCK OWNERSHIP LIMITS. The Board of Directors may from time to time increase the

Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

SECTION 2.9. LEGEND. Each certificate for shares of Equity Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions          on Beneficial and Constructive Ownership and Transfer for the purpose          of the Company~~’~~’s maintenance of its status as a Real Estate Investment          Trust under the Internal Revenue Code of 1986, as amended (the          ~~“~~ “Code~~”~~”). Subject to certain further restrictions and except as          expressly provided in the Company~~’~~’s Charter, (i) no Person may          Beneficially or Constructively Own shares of the Company~~’~~’s Common          Stock in excess of 9.8 percent (in value or number of shares) of the          outstanding shares of Common Stock of the Company unless such Person          is an Excepted Holder (in which          case the Excepted Holder Limit shall be applicable); (ii) no Person          may  Beneficially or Constructively Own shares of Equity Stock of the          Company in excess of 9.8 percent of the value of the total outstanding          shares of Equity Stock of the Company, unless such Person is an          Excepted Holder (in which case the Excepted Holder Limit shall be

applicable); (iii) no Person may Beneficially or Constructively Own          Equity Stock that would result in the Company being ~~“~~“closely held~~”~~         ” under Section 856(h) of the Code or otherwise cause the Company to          fail to qualify as a REIT; and (iv) no Person may Transfer shares of          Equity Stock if such Transfer would result in the Equity Stock of the          Company being owned by fewer than 100 Persons. Any Person who          Beneficially or Constructively Owns or attempts to Beneficially or          Constructively Own shares of Equity Stock which causes or will cause a          Person to Beneficially or Constructively Own shares of Equity Stock in          excess or in violation of the above limitations must immediately  notify the Company. If any of the restrictions on transfer or          ownership are violated, the shares of Equity Stock represented hereby          will be automatically transferred to a Trustee of a Trust for the          benefit of one or more Charitable Beneficiaries. In addition, upon the          occurrence of certain events, attempted Transfers in violation of the          restrictions described above may be void AB INITIO. All capitalized          terms in this legend have the meanings defined in the charter of the          Company, as the same may be amended from time to time, a copy of          which, including the restrictions on transfer and ownership, will be          furnished to each holder of Equity Stock of the Company on request and          without charge.

Instead of the foregoing legend, the certificate may state that the Company will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

SECTION 3.  TRANSFER OF EQUITY STOCK IN TRUST.

SECTION 3.1. OWNERSHIP IN TRUST. Upon any purported Transfer or other event described in Section 2.1(b) that would result in a transfer of shares of Equity Stock to a Trust, such shares of Equity Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 2.1(b). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section 3.6.

SECTION 3.2. STATUS OF SHARES HELD BY THE TRUSTEE. Shares of Equity Stock held by the Trustee shall be issued and outstanding shares of Equity Stock of the Company. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

SECTION 3.3. DIVIDEND AND VOTING RIGHTS. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Equity Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the

Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares of Equity Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee~~’~~’s sole discretion)(i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article IX, until the Company has received notification that shares of Equity Stock have been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

SECTION 3.4. SALE OF SHARES BY TRUSTEE. Within 20 days of receiving notice from the Company that shares of Equity Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 3.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (E.G., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that shares of Equity Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 3.4, such excess shall be paid to the Trustee upon demand.

SECTION 3.5. PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE. Shares of Equity Stock transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 3.4.

Upon such a sale to the Company, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

SECTION 3.6. DESIGNATION OF CHARITABLE BENEFICIARIES. By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Equity Stock held in the Trust would not violate the restrictions set forth in Section 2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

SECTION 4.  NYSE TRANSACTIONS. Nothing in this Article IX shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article IX and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article IX.

SECTION 5.  ENFORCEMENT. The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article IX.

SECTION 6.  NON-WAIVER. No delay or failure on the part of the Company or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE X

INVESTMENT RESTRICTIONS

The investment policies set forth in this Article X shall be approved by a majority of the ~~Independent~~ Directors. Subject to the restrictions set forth in this Article X and so long as the Company qualifies as a REIT, a majority of the Directors ~~(including a majority of the Independent Directors)~~ may set the investment policies if they determine that such policies are in the best interests of the Company. The ~~Independent~~ Directors shall review the Company~~’~~’s investment policies at least annually to determine that the policies being followed are in the best interests of the Stockholders.

The Company shall not make investments in: (i) any foreign currency or bullion; (ii) short sales; and (iii) any security in any entity holding investments or engaging in activities prohibited by these Articles.

In addition to other investment restrictions imposed by the Directors from time to time consistent with the Company~~’~~’s objective to qualify as a REIT, the Company will observe the following restrictions on its investments:

(a)    Not more than 10% of the Company~~’~~’s total assets will be invested in unimproved real property or mortgage loans on unimproved real property. For purposes of this paragraph, ~~“~~“unimproved real properties~~”~~” does not include properties (i) acquired for the purpose of producing rental or other operating income, (ii) having development or construction in process, and (iii) under contract or planned for development or construction within one year from the Company~~’~~’s purchase thereof;

(b)    The Company may not invest in commodities or commodity future contracts. Such limitation is not intended to apply to interest rate futures, when used solely for hedging purposes;

(c)    The Company may not invest in contracts for the sale of real estate;

(d)    The Company may not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property. Mortgage indebtedness on any property shall not exceed such property~~’~~’s appraised value. In cases in which the majority of ~~Independent~~ Directors so determine, and in all cases in which the mortgage loan involves the Advisor, the Sponsor, the Directors or any Affiliates, such appraisal must be obtained from an Independent Expert concerning the underlying property. The appraisal shall be maintained in the Company~~’~~’s records for at least five years, and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee~~’~~’s or owner~~’~~’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained. The Company may not invest in real estate contracts of sale otherwise known as land sale contracts;

(e)    The Company may not make or invest in mortgage loans, including construction loans, on any one property, if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria provided that such loans would in no event exceed the appraised value of the property at the date of the loans;

(f)    The Company may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, the Sponsor, any Director or Affiliates thereof;

(g)    The Company may not acquire securities in any company holding investments or engaging in activities prohibited by this Article X;

(h)    The Company shall not invest in equity securities unless a majority of the Directors ~~(including a majority of the Independent Directors)~~not otherwise interested in such transaction approves the transaction as being fair, competitive and commercially reasonable. Investments in entities affiliated with the Sponsor, the Advisor, any Directors or Affiliates thereof are subject to the restrictions on joint venture investments. Notwithstanding these restrictions, the Company may purchase its own securities, when traded on a secondary market or on a national securities exchange or market, if a majority of the Directors~~(including a majority of the Independent Directors)~~ determine such purchase to be in the best interests of the Company;

(i)    The Company may not engage in any short sale or borrow, on an unsecured basis, if such borrowing will result in an Asset Coverage of less than 300%;

(j)    To the extent the Company invests in Properties, a majority of the Directors shall approve the consideration paid for such Properties, based on the fair market value of the Property. If a majority of the ~~Independent~~Directors determine, such fair market value shall be determined by a qualified independent real estate appraiser selected by the ~~Independent~~ Directors. In the event the Company acquires Property from the Advisor, the Sponsor, any Director, or Affiliates, the provisions of Section 6 of Article VIII are applicable;

(k)    The Company may not invest in indebtedness (herein called~~”~~ “Junior Debt~~”~~”) secured by a mortgage on real property which is subordinate to the lien of other indebtedness (herein called ~~“~~“Senior Debt~~”~~”), except where the amount of such Junior Debt, plus the outstanding amount of the Senior Debt, does not exceed 90% of the appraised value of such Property, if after giving effect thereto, the value of all such investments of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company~~’~~’s tangible assets. The value of all investments in Junior Debt of the Company which does not meet the aforementioned requirements shall be limited to 10% of the Company~~’~~’s tangible assets (which would be included within the 25% limitation);

(l)    The Company may not engage in trading, as compared with investment activities; and

(m)    The Company may not engage in underwriting or the agency distribution of securities issued by others.

ARTICLE XI

STOCKHOLDERS

SECTION 1.  ACCESS TO RECORDS. Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company at all reasonable times, and may inspect and copy any of them for the purposes specified below. Inspection of the Company~~’~~’s books and records by a state securities administrator shall be provided upon reasonable notice and during normal business hours. In addition, an alphabetical list of names, addresses and business telephone numbers of the Stockholders of the Company along with the number of shares of Equity Stock held by each of them (the ~~“~~“Stockholder List~~”~~”) shall be maintained and updated quarterly as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder~~’~~’s designated agent at the business office of the Company upon the request of the Stockholder. A copy of the Stockholder List shall be mailed to any Stockholder requesting the Stockholder List within ten days of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproducing such list. The permitted purposes for which a Stockholder may request a copy of the Stockholder List include, without limitation, matters relating to Stockholders~~’~~’ voting rights under these Articles and the exercise of Stockholders~~’~~’ rights under federal proxy laws. If the Advisor or the Directors of the Company neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested in accordance with and as required by applicable law and these Articles, the Advisor and the Directors shall be liable to any Stockholder requesting the Stockholder List, for the costs, including reasonable attorneys~~’~~’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense to such liability that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such Stockholder List or copies thereof, or of using the same for a commercial purpose or other purpose not in the interest of the applicant as a Stockholder relative to the affairs of the Company). The Company may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder~~’~~’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

SECTION 2.  REPORTS AND MEETINGS.

(a)    REPORTS. Each year the Company shall prepare an annual report of its operations. The report shall include a balance sheet, an income statement, and a surplus statement. The financial statements in the annual report shall be certified by an independent certified public accountant based on the accountant~~’~~’s examination of the books and records of the Company in accordance with generally accepted auditing principles. The annual report shall also include: (i) the ratio of the costs of raising capital during the period to the capital raised; (ii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iii) the Total Operating Expenses of the Company stated as a percentage of Average Assets and as a percentage of Net Income; (iv) a report from the ~~Independent~~ Directors that they believe the policies being followed by the Company are in the best interests of the Stockholders~~.~~ and the basis for such determination; and (v) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Advisor, the Directors and any Affiliates thereof occurring in the year for which the annual report is made. ~~Independent~~ Directors shall examine and comment in the annual report on the fairness of all transactions involving the Company. The annual report shall be submitted to each Stockholder at or before the annual meeting of the Stockholders and shall be placed on file at the

Company~~’~~’s principal office within the earlier of 20 days after the annual meeting of Stockholders or 120 days after the end of the Company~~’~~’s fiscal year.

(b)    MEETINGS. Meetings of Stockholders shall be held at any place in the United States as is provided in the Bylaws or as set by the Board of Directors under provisions in the Bylaws.

There shall be an annual meeting of the Stockholders of the Company to elect Directors and transact any other business within a reasonable period (not less than 30 days) following delivery of the annual report, but within six months after the end of each fiscal year. The Directors~~, including theIndependent Directors,~~ are required to take reasonable steps to insure that the requirements of this Article XI are met. Special meetings of the Stockholders may be called by the President, a majority of the Directors ~~or a majority of theIndependent Directors~~, or any other person specified in the Bylaws, and shall be called by the Secretary of the Company upon written request (which states the purpose of the meeting and the matter(s) to be acted upon) of Stockholders holding in the aggregate not less than 10% of the outstanding shares of Equity Stock entitled to vote at such meeting. Upon receipt of such a written request, the Secretary of the Company) shall inform the Stockholders making the request of the reasonably estimated cost of preparing and mailing a Notice of such meeting, notify each Stockholder entitled to Notice of the meeting within ten (10) days after receipt of the written Notice of a meeting and the purpose of the meeting to be held on a date not less than fifteen (15) nor more than sixty (60) days after distribution of such Notice. The Company will pay the reasonable cost of such notice and mailing for such a meeting.

Except as provided in the fourth sentence of the second paragraph of Section 2(c) of this Article XI, notice of any annual or special meeting of Stockholders shall be given not less than 10 nor more than 90 days before such meeting and shall state the purpose of the meeting and the matters to be acted upon.

ARTICLE XII

ELECTION

SECTION 1.  ELECTION. Pursuant to the authority granted by Section 3-603(e)(1)(iii) of the Maryland General Corporation Law, the Company hereby elects not to be governed by the provisions of Section 3-602 of the Maryland General Corporation Law, in whole as to business combinations involving the Company and The Inland Group, Inc., a Delaware corporation, or any of the Affiliates of The Inland Group, Inc.

ARTICLE XIII

ROLL-UPS

SECTION 1.  APPRAISAL. In connection with a proposed Roll-Up, an appraisal of all of the Company~~’~~’s assets shall be obtained from an Independent Expert. The appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity and shall be filed with the Securities and Exchange Commission and the state regulatory commissions as an exhibit to the registration statement for the offering of the Roll-Up Entity~~’~~’s shares. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933, as amended, and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal.

The Company~~’~~’s assets shall be appraised in a consistent manner. The appraisal shall:

(a)    be based on an evaluation of all relevant information;

(b)    indicate the value of the Company~~’~~’s assets as of a date immediately prior to the announcement of the proposed Roll-Up transaction; and

(c)    assume an orderly liquidation of the Company~~’~~’s assets over a 12-month period.

The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and its Stockholders. A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Stockholders in connection with the proposed Roll-Up.

SECTION 2. STOCKHOLDER OPTIONS. Stockholders who vote ~~“~~“no~~”~~” on the proposed Roll-Up shall have the choice of:

(a)    accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or

(b)    one of either:

(i)   remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as previously existed, or

(ii)  receiving cash in an amount equal to the Stockholder~~’~~’s pro rata share of the appraised value of the net assets of the Company.

SECTION 3.  RESTRICTIONS. The Company may not participate in any proposed Roll-Up which would:

(a)    result in the Stockholders having rights to meetings less frequently or which are more restrictive to Stockholders than those provided in these Articles;

(b)    result in the Stockholders having voting rights that are less than those provided in these Articles;

(c)    result in the Stockholders having greater liability than as provided in these Articles;

(d)    result in the Stockholders having rights to receive reports that are less than those provided in these Articles;

(e)    result in the Stockholders having access to records that are more limited than those provided in these Articles;

(f)    include provisions which would operate to materially impede or frustrate the accumulation of shares of Equity Stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity);

(g)    limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of shares of Equity Stock held by that investor;

(h)    result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in these Articles; or

(i)    place any of the costs of the transaction on the Company if the Roll-Up is not approved by a majority of the shares of Equity Stock;

provided, however, that nothing herein shall be construed to prevent participation in any proposed Roll-Up which would result in Stockholders having rights and restrictions comparable to those contained in this Article XIII. Approval of a majority of the voting shares of Equity Stock is required for the Company to engage in any Roll-Up which is in conformity with this Article XIII.

SECTION 4.  GENERAL. The provisions of this Article XIII will cease to apply if the Board of Directors determines that it is no longer in the best interests of the Company to attempt, or continue, to qualify as a REIT.

ARTICLE XIV

AMENDMENTS AND EXTRAORDINARY ACTIONS

SECTION 1.  GENERAL. The Company reserves the right from time to time to make any amendment to these Articles, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles, of any unissued shares of Equity Stock. All rights and powers conferred by these Articles on Stockholders, Directors and officers are granted subject to this reservation. All references to these Articles shall include all amendments thereto.

SECTION 2.  STOCKHOLDERS APPROVAL. Subject to (a) the provisions of any class or series of Equity Stock at the time outstanding, (b) the restrictions on Roll-Ups described in Article XIII hereof so long as applicable, (c) the limitations described in Article IX hereof, and (d) Section 3 of this Article XIV, the Directors may not, without the approval of holders of at least a majority of the outstanding voting shares of Equity Stock: (i) except as otherwise permitted under Maryland law or by specific provision in these Articles, amend these Articles or sell all or substantially all of the Company~~’~~’s assets other than in the ordinary course of the  Company~~’~~’s business or in connection with liquidation and dissolution; nor (ii) except in each case to the extent the Maryland General Corporation Law permits such transactions to be approved solely by the Board of Directors, cause a merger, consolidation or share exchange of the Company; nor (iii) dissolve or liquidate the Company. The Company shall deem a sale of two-thirds or more of the Company~~’~~’s assets, based on the total number of Properties and mortgages owned by the Company, or the current fair market value of such Properties and mortgages, as a sale of ~~“~~“substantially all of the Company~~’~~’s assets.~~”~~”

SECTION 3.  BY STOCKHOLDERS. Notwithstanding any provision of law permitting or requiring such action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, the holders of a majority of the then outstanding voting shares of Equity Stock may, at a duly called meeting of such holders, vote to (i) amend these Articles, or (ii) dissolve the Company. Such action may also be taken by written consent of such holders. In the event that the holders of the then outstanding voting shares of Equity Stock direct the amendment of these Articles or the dissolution of the Company, the proper officers of the Company shall promptly file such documents and take all such corporate action as is necessary to accomplish such amendment or dissolution.

ARTICLE XV

LIMITATION OF LIABILITY AND INDEMNIFICATION

SECTION 1.  LIMITATION OF STOCKHOLDER LIABILITY. No Stockholder shall be personally liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of its being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Property or the affairs of the Company.

SECTION 2.  LIMITATION OF DIRECTOR AND OFFICER LIABILITY. ~~Except as otherwise limited in this Section 2, no Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages to the extent~~To the maximum extent that Maryland law~~,~~ in effect from time to time~~,~~ permits limitation of the liability of directors and officers of a corporation~~. No~~, no present or former Director or officer of~~the Company shall be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met: (a) the Director of~~

~~officer of the Company has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company; (b) the Director of officer of the Company was acting on behalf of or performing services for the Company; (c) such liability or loss was not the result of negligence or misconduct by the Director or officer of the Company, except that in the event such Director is or was an Independent Director, such liability or loss was not the result of gross negligence or willful misconduct; and (d) such agreement to hold harmless is recoverable only out the net assets of the Companyand not from the Stockholders.~~  the Company shall be liable to the Company or to any Stockholder for money damages.  Neither the amendment nor repeal of this Section 2, nor the adoption or amendment of any other provision of these Articles inconsistent with this Section 2, shall apply to or affect in any respect the applicability of this Section 2 with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

SECTION 3.  INDEMNIFICATION.

~~(a)    Subject to paragraphs (b), (c) and (d) of this Section 3, the Company shall, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted and, without limiting the generality of the foregoing, in accordance with Section 2-418 of the Maryland General Corporation Law, indemnify and pay, advance or reimburse reasonable expenses to~~

~~any Director, officer, employee and agent of the Company and the Advisor and its Affiliates (each an “Indemnified Party”).~~

~~(b)    As long as the Company qualifies as a REIT, it shall not indemnify nor pay, advance or reimburse expenses to an Indemnified Party unless:~~

~~(i) the Directors have determined, in good faith, that the course of conduct which caused the loss or liability was in the best interest of the Company; (ii) the Indemnified Party was acting on behalf of or performing services on the part of the Company; (iii) such liability or loss was not the result of negligence or misconduct on the part of the Indemnified Party except that in the event the Indemnified Party is or was an Independent Director, such liability or loss shall not have been the result of gross negligence or willful misconduct; and (iv) such indemnification or agreement to be held harmless is recoverable only out of the Net Assets of the Company and not from the Stockholders.~~

~~(c)    As long as the Company qualifies as a REIT and notwithstanding anything to the contrary in Section 3(b) of this Article XV, the Company shall not indemnify a Director, officer, employee or agent of the Company or the Advisor or its Affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnified Party; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnified Party; or (iii) a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the~~

~~request has been advised of the position of the Securities and Exchange Commission (the “Commission”) and the published opinions of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.~~

~~(d)    The Company, may advance amounts to an Indemnified Party for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only in accordance with Section 2-418 of the Maryland General Corporation Law, and, as long as the Company qualifies as a REIT, only if all of the following conditions are satisfied: (i) the legal action relates to acts or omissions with respect to the performance of duties or services by the Indemnified Party, for or on behalf of the Company; (ii) the legal action is initiated by a third party who is not a Stockholder or the legal action is initiated by a Stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iii) the Indemnified Party receiving such advances undertakes in writing to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to~~

~~indemnification.~~

(a)    To the maximum extent permitted by Maryland law in effect from time to time, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner or trustee of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.  The Company may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advancement of expenses to a person who served a predecessor of the Company in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company. The indemnification and payment of expenses provided in these Articles shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.  Neither the amendment nor repeal of this Section 3, nor the adoption or amendment of any other provision of these Articles inconsistent with this Section 3, shall apply to or affect in any respect the applicability of this Section 3 with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                           ~~(e)~~    (b) The Company ~~shall have the power to~~may purchase and maintain insurance ~~or provide similar protection on behalf of an Indemnified Party~~on behalf of any person who is or was a director, officer, employee or agent of the Company or its affiliates, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted ~~which was~~against him/her and incurred by him/her in any such capacity ~~with theCompany~~, or arising out of ~~such status; provided, however, that the Company shall~~

his/her status as such, whether or not ~~incur the costs of any liability insurance which insures any person againstliability for which he,~~ he/she ~~or it could not be~~is indemnified ~~under these Articles~~against such liability under the provisions of this Article. ~~Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws. The Company shall also have power to enter into any contract for indemnity and advancement of expenses with a Director, officer, employee or agent to such further extent consistent with law.~~

~~ARTICLE XVI~~

~~APPROVAL~~

~~These First Amended and Restated Articles of Incorporation were approved by the Company’s Board of Directors and Stockholders on October 15, 2003.~~

THIRD:  The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Company as required by law.

FOURTH:   The current address of the principal office of the Company is as set forth in Article IV of the foregoing amendment and restatement of the charter.

FIFTH:   The name and address of the Company’s current resident agent is as set forth in Article IV of the foregoing amendment and restatement of the charter.

SIXTH:   The number of directors of the Company and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.

SEVENTH:             The undersigned Vice President acknowledges these Third Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the ~~undersigned has signed these Second Amended and~~

~~Restated Articles of Incorporation of Inland Western Retail Real Estate Trust,Inc., and acknowledges the same to be his act, this 8th day of November, 2004.~~Company has caused these Third Articles of Amendment and Restatement to be signed in its name and on its behalf by its Vice President and attested to by its Secretary on this      day of              , 2006.

~~/s/ Roberta S. Matlin~~

Roberta S. Matlin

Vice President - Administration

Attested to by:

~~/s/ Scott W. Wilton~~

~~Scott W. Wilton~~

Gary Pechter
Secretary

~~36~~

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS – OCTOBER 10, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation (the “Company”), hereby appoints Roberta S. Matlin and Gary E. Pechter as proxies for the undersigned, and each of them, each with full power of substitution in each of them, to attend the annual meeting of stockholders to be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 on Tuesday, October 10, 2006, at 9:00 a.m., Central Daylight Savings Time, or any adjournment or postponement thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

WHEN THIS PROXY HAS BEEN PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” EACH OF THE OTHER PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on reverse side)

PROXY

SEE REVERSE SIDE

TO AUTHORIZE A PROXY BY MAIL, PLEASE DETACH HERE

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1. Call toll-free 1-800-730-9034 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2. Vote by Internet at our Internet Address: http://proxyvoting.com/KNK

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

Please mark

vote as

indicated in

this example X BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR, AND FOR PROPOSALS 2 AND 3.

1. ELECTION OF DIRECTORS:

01. KENNETH H. BEARD 05. BRENDA G. GUJRAL

02. FRANK A. CATALANO 06. BARBARA A. MURPHY

03. PAUL R. GAUVREAU 07. ROBERT D. PARKS

04. GERALD M. GORSKI

(Except nominee(s) written above)

2. Amendment and restatement of our charter;

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

TO AUTHORIZE A PROXY BY MAIL, PLEASE DETACH HERE

VOTE BY TELEPHONE OR INTERNET

QUICK )      )     )     EASY )      )     )     IMMEDIATE

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE A PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Item 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. The instructions are the same for all remaining items to be voted.

When asked, please confirm your vote by pressing 1.

VOTE BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/INWEST

IF YOU AUTHORIZE A PROXY BY PHONE OR INTERNET—DO NOT MAIL THE PROXY CARD.

THANK YOU FOR VOTING.

OPTION A: To vote as the Board of Directors recommends on ALL proposals; Press 1.

OPTION B: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

Call )      )     Toll Free )      )      On a Touch-Telephone

1-800-868-5614

There is NO CHARGE to you for this call

CONTROL NUMBER

for Telephone/Internet Voting

3. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2006 fiscal year; and

4. Transaction of any other business as may properly come before the meeting or any adjournments or postponements of the meeting.

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

Date: , 2006

Signature

Signature (if held jointly)

Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

FOR

ALL

WITHHOLD

ALL

FOR ALL

EXCEPT